UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

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[ ]    Preliminary Proxy Statement
[ ]    Confidential, For Use of the Commission Only (As permitted by Rule 14a-6(e)(2))
[x]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

______HOOPER HOLMES, INC.________
(Name of Registrant as Specified in its Charter)

_____________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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HOOPER HOLMES, INC.
170 Mt. Airy Road
Basking Ridge, New Jersey 07920

April 19, 2013

Dear Shareholder:

You are cordially invited to attend the 2013 annual meeting of shareholders of Hooper Holmes, Inc., to be held on May 29, 2013, at the Hilton Garden Inn, 12080 South Strang Line Rd., Olathe, Kansas. The meeting will start at 10:00 a.m. CDT. At the meeting, you will be asked to:

•	elect six persons to the Company's Board of Directors, each to serve for a one-year term or until his or her successor is elected and qualified;

•	approve an amendment and restatement of the Hooper Holmes, Inc. 2011 Omnibus Employee Incentive Plan;

•	approve an amendment and restatement of the Hooper Holmes, Inc. Employee Stock Purchase Plan;

•	consider an advisory vote on the approval of the compensation of our named executive officers;

•	consider an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers; and

•	ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

These matters are discussed in detail in our proxy statement. In addition, we will include a discussion of our operations. We hope you will be able to attend and participate in the meeting.

We are pleased again this year to be furnishing our proxy materials over the Internet, as allowed by U.S. Securities and Exchange Commission rules. As a result, we are mailing to many of our shareholders a notice instead of a paper copy of our proxy statement and 2012 annual report to shareholders. The notice contains instructions about how to access those documents over the Internet and how to receive a paper copy of our proxy materials, including our proxy statement, 2012 annual report to shareholders, and a form of proxy card or voting instruction card.

Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Please either submit your proxy using the Internet voting procedures provided in the Notice and Access card being mailed to you separately, by telephone or--if you have elected to receive a copy of your proxy card in the mail--by completing and returning the enclosed proxy card. Please note that submitting a proxy using any one of these methods will not prevent you from attending the meeting and voting in person.

On behalf of our officers and Board, thank you for your continued support and interest in Hooper Holmes, Inc.

Sincerely,
Ronald V. Aprahamian
Chairman of the Board

HOOPER HOLMES, INC.
170 Mt. Airy Road
Basking Ridge, New Jersey 07920
____________________________

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
to be held on Wednesday, May 29, 2013
_______________________________

To:	Shareholders of Hooper Holmes, Inc., a New York corporation

Date:	Wednesday, May 29, 2013

Time:	10:00 a.m. CDT

Place:	Hilton Garden Inn
12080 South Strang Line Road
Olathe, Kansas 66062

Items of Business:	1. To elect six persons to the Company's Board of Directors, each to serve for a one-year term or until his or her successor is elected and qualified;

2.    To approve an amendment and restatement of the Hooper Holmes, Inc. 2011 Omnibus Employee Incentive Plan;

3.    To approve an amendment and restatement of the Hooper Holmes, Inc. Employee Stock Purchase Plan;

4.    To consider an advisory vote on the approval of the compensation of our named executive officers;

5.    To consider an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers; and

6.    To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

These items of business are more fully described in the proxy statement accompanying this notice.

Record Date:
Our Board of Directors has fixed the close of business on April 2, 2013 as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting and at any adjournment or postponement of the meeting.

Annual Report:
Our 2012 annual report to shareholders, which includes our annual report on Form 10-K for the 2012 fiscal year, is available at www.proxyvote.com, as indicated in the Notice and Access card being mailed to you separately. A copy of our annual report is enclosed herewith if you have elected to receive the proxy statement in the mail.

It is important that your shares be represented and voted at the meeting. Shareholders of record may vote in one of four ways:

•	vote on-line, as indicated in the Notice and Access card;

•	vote by telephone, as indicated on the website set forth in the Notice and Access card and in the proxy card, which will be sent to you if you request one;

•	complete, sign, and return a proxy card, which will be sent to you if you request one; or

•	cast your ballot at the meeting.

Even if you plan to attend the annual meeting, we would appreciate receiving your voting instructions before that date. If your shares are held in the name of a bank, broker or other holder of record, you should receive instructions to follow for your shares to be voted. Your proxy may be revoked at any time either before or at the annual meeting.

By Order of the Board of Directors

Mark C. Rosenblum
Corporate Secretary

Basking Ridge, New Jersey
April 19, 2013

Please sign the enclosed proxy and return it promptly in the envelope enclosed which requires no postage if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be held on May 29, 2013

The Notice of Annual Meeting, Proxy Statement and Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, are available at http://materials.proxyvote.com/439104

HOOPER HOLMES, INC.
170 Mt. Airy Road
Basking Ridge, New Jersey 07920

PROXY STATEMENT
FOR 2013 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, MAY 29, 2013

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:    Who is soliciting my vote?

A:
The Board of Directors (the “Board”) of Hooper Holmes, Inc., a New York corporation (which we sometimes refer to in this proxy statement as “Hooper Holmes,” the “Company,” “we,” “us” or “our”), is soliciting your vote at the Company's 2013 annual meeting of shareholders. The meeting is scheduled to take place at 10:00 a.m. CDT on Wednesday, May 29, 2013 at the Hilton Garden Inn, 12080 South Strang Line Rd., Olathe, Kansas.

The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of our directors and certain of our executive officers, and certain other required information.

Q:    Who is paying for this solicitation?

A:
We are paying for the solicitation of proxies, including the cost of preparing, printing and mailing this proxy statement, the proxy card and any additional information furnished to shareholders in connection with the matters to be voted on at the annual meeting.

Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock beneficially owned by others for forwarding to the beneficial owners. We will reimburse persons representing beneficial owners for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners.

The solicitation of proxies through this proxy statement may be supplemented by telephone, facsimile or personal solicitation by directors, officers or other of our employees. No additional compensation will be paid to directors, officers or other of our employees for their services in soliciting proxies.

Q:    What proposals will be voted on at the meeting?

A:    There are six proposals scheduled to be voted on at the meeting:

•	the election of six director nominees, each to serve on the Company's Board of Directors for a one-year term or until his or her successor is elected and qualified;

•	the approval of the amendment and restatement of the Hooper Holmes, Inc. 2011 Omnibus Employee Incentive Plan;

•	the approval of the amendment and restatement of the Hooper Holmes, Inc. Employee Stock Purchase Plan;

•	an advisory vote on the approval of the compensation of our named executive officers;

•	an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers; and

•	the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the meeting.

Q:    What shares owned by me can be voted?

A:
All shares of the Company's common stock, $0.04 par value per share, owned by you as of the close of business on April 2, 2013, the record date for the determination of shareholders entitled to notice of, and the right to vote at, the meeting (the “Record Date”), may be voted by you. These shares include those:

1)	held directly in your name as the shareholder of record; and

2)	held for you as the beneficial owner through a stockbroker, bank or other nominee.

At the close of business on the Record Date, we had approximately 70,076,087 shares of common stock outstanding and entitled to vote. Each holder of record of shares of our common stock outstanding on the Record Date will be entitled to one vote for each share held on all matters to be voted on at the annual meeting.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
Most of the Company's shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with the Company's transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you on behalf of the Company. As the shareholder of record, you have the right to grant your proxy to the Company or to vote in person at the meeting. The Company has enclosed a proxy card for you to use.

If your shares are held in a stock brokerage account or by a bank or other nominee (referred to as holding shares in “street name”), you are considered the beneficial owner of shares held in street name and the proxy materials are being sent to you by your broker or nominee, who is considered with respect to those shares the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and also are invited to attend the meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has enclosed a voting instruction card for you to use. If you wish to attend the meeting and vote in person, please mark the box on the voting instruction card and return it to your broker or nominee so that you receive a legal proxy to present at the meeting.

Q:	How can I vote my shares?

A:    You can vote either in person at the meeting or by proxy without attending the meeting.

This proxy statement, the accompanying proxy card and the Company's 2012 annual report to shareholders are being made available on the Internet at www.proxyvote.com, through the notice and access process available to the Company's shareholders, as indicated in the Notice and Access card being mailed separately.

To vote by proxy, you must do one of the following:

•	Vote over the Internet (instructions are in the Notice and Access card); or

•	Vote by telephone (instructions are on the website set forth in the Notice and Access card and in the proxy card, if you elected to receive a paper copy of your proxy materials); or

•	If you elected to receive a paper copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. If you hold your shares in a brokerage account (that is, in “street name”), your ability to vote over the Internet depends on your broker's voting process. Please follow the directions on your proxy card or voter instruction form carefully.

Q:    How does the Board recommend I vote on the proposals?

A:
The Board recommends a vote “FOR” each of the director nominees for the Board, “FOR” the amendment and restatement of the Hooper Holmes, Inc. 2011 Omnibus Employee Incentive Plan, “FOR” the amendment and restatement of the Hooper Holmes, Inc. Employee Stock Purchase Plan, “FOR” the approval of the Company's executive compensation programs; for the stockholder advisory vote on the Company's executive compensation be held every “THREE YEARS”; and “FOR” the ratification of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

Q:    What is the quorum for the meeting?

A:
In accordance with the Company's bylaws, the presence in person or by proxy of a majority of the shares of our common stock issued and outstanding and entitled to vote on the Record Date is required for a quorum at the annual meeting. All shares that are voted “FOR” or “AGAINST” any matter, votes that are “WITHHELD” for Board nominees, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum.

“Broker non-votes” include shares for which a bank, broker or other nominee (i.e., record) holder has not received voting instructions from the beneficial owner and for which the nominee holder does not have discretionary power to vote on a particular matter. Under the rules that govern brokers who are record owners of shares that are held in brokerage accounts for the beneficial owners of the shares, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on routine matters but have no discretion to vote such uninstructed shares on non-routine matters. The election of directors, the approval of the amendment and restatement of the Hooper Holmes, Inc. 2011 Omnibus Employee Incentive Plan, the approval of the amendment and restatement of the Hooper Holmes, Inc. Employee Stock Purchase Plan, the advisory vote on the compensation of our named executive officers and the advisory vote on the frequency of the advisory vote on compensation of our named executive officers are each considered non-routine matters under applicable rules; the proposal to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 is considered a routine matter.

If we do not have a quorum at the meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If, in accordance with our bylaws, a majority of the shareholders present or represented by proxy vote for adjournment, it is our intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting.

Q:    How may I vote on the proposals to be voted on at the meeting?

A:	In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For the proposals regarding the approval of the amendment and restatement of the Hooper Holmes, Inc. 2011 Omnibus Employee Incentive Plan, the approval of the amendment and restatement of the Hooper Holmes, Inc. Employee Stock Purchase Plan, the advisory vote on the compensation of our named executive officers, and the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013, you may vote “FOR” or “AGAINST” or “ABSTAIN.”

For the proposal regarding the advisory vote on the frequency of the advisory vote on compensation of our named executive officers, you may vote for “ONE YEAR” or “TWO YEARS” or “THREE YEARS” or “ABSTAIN.”

Q:	What vote is required with respect to the matters before the shareholders at the annual meeting?

A:
Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote. The six nominees receiving the greatest number of votes cast will be elected. Accordingly, votes that are “WITHHELD” will not have an effect on the outcome of the vote. Please note that the election of directors is no longer considered a routine matter under applicable rules. This means that brokers cannot vote your shares on the election of directors unless you have given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your shares can be represented.

The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy at the meeting will be required to approve the proposal relating to (i) the approval of the amendment and restatement of the Hooper Holmes, Inc. 2011 Omnibus Employee Incentive Plan, (ii) the approval of the amendment and restatement of the Hooper Holmes, Inc. Employee Stock Purchase Plan, (iii) the advisory vote on the compensation of our named executive officers, (iv) the advisory vote on the frequency of the advisory vote on compensation of our named executive officers and (v) ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013.

For the proposal relating to the advisory vote on the frequency of the advisory vote on compensation of our named executive officers, if none of the frequency alternatives (one year, two years or three years) receives a majority vote, we will consider the frequency that receives the highest number of votes by stockholders to be the frequency that has been selected by stockholders, on an advisory basis.

Under the laws of the State of New York, our state of incorporation, “votes cast” at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to a vote. Although abstentions and broker non-votes are considered in determining the presence of a quorum, they will not be considered “votes cast” and, accordingly, will have no effect on the outcome of the vote on the proposals presented to the shareholders at the annual meeting.

All votes will be tabulated by a representative of the inspector of elections appointed for the annual meeting. This representative will separately tabulate affirmative and negative votes, abstentions and broker-non-votes. Broadridge Financial Solutions, Inc. has been appointed as the Inspector of Elections for the annual meeting.

Q:	What if I return a proxy but do not make specific choices with respect to some or all of the matters listed on my proxy card?

A:
If you return a signed and dated proxy card without marking your voting selections, your shares will be voted “FOR” the election of each of the six nominees for director, “FOR” the approval of the amendment and restatement of the Hooper Holmes, Inc. 2011 Omnibus Employee Incentive Plan, “FOR” the approval of the amendment and restatement of the Hooper Holmes, Inc. Employee Stock Purchase Plan, “FOR” the approval of the Company's executive compensation programs; for the stockholder advisory vote on the Company's executive compensation to be held every “THREE YEARS” and “FOR” the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

Q:    Can I change my vote?

A:	You may change your proxy instructions at any time prior to the vote at the meeting. For shares held directly in your name, you may accomplish this by:

•	voting again over the Internet or by telephone prior to 11:59 p.m. EDT on May 28, 2013;

•	signing another proxy card with a later date and returning it to us prior to the meeting;

•	sending a properly signed written notice that you are revoking your proxy to Hooper Holmes, Inc., 170 Mt. Airy Road, Basking Ridge, NJ 07920, Attention: Corporate Secretary; or

•
attending the meeting and notifying the election officials at the meeting that you wish to revoke your proxy and vote in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

If you have instructed a broker, trustee or other nominee to vote your shares, you should follow the directions received from your broker, trustee or other nominee to change those instructions.

Q:    What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:    What do I need to do to attend the meeting?

A:
You may attend the meeting if you are listed as a shareholder of record as of the Record Date and bring proof of identification. If you hold your shares through a broker or other nominee, you will need to provide proof of ownership by bringing either a copy of a brokerage statement showing your share ownership as of the Record Date or a legal proxy if you wish to vote your shares in person at the meeting. In addition to the items above, you should bring proof of identification.

Q:	How can I access the Company's proxy materials and annual report electronically?

A:
This proxy statement, the accompanying proxy card and the Company's 2012 annual report to shareholders are being made available on the Internet at www.proxyvote.com, through the notice and access process available to the Company's shareholders, as indicated in the Notice and Access card being mailed separately. Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

If you own Hooper Holmes stock in your name, you can choose this option and save us the cost of producing and mailing these documents by checking the box for electronic delivery on your proxy card, or by following the instructions provided when you vote over the Internet. If you hold your Hooper Holmes stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

Q:	Who counts the votes?

A:	We have hired Broadridge Financial Solutions, Inc. to count the votes represented by proxies, cast by ballot and the Internet. Employees of Broadridge will act as Inspectors of Election.

Q:    Where can I find the voting results of the meeting?

A:
We will announce preliminary voting results at the meeting, if those results are then available, and we will publish final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days following the meeting.

Q:    Is my vote confidential?

A:
Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned to the Company and handled in a manner intended to protect your voting privacy. Your vote will not be disclosed except (1) as needed to permit the Company to tabulate and certify the vote, (2) as required by law, or (3) in limited circumstances such as a proxy contest in opposition to the Board. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

Q:    Can I vote on other matters?

A:
Our bylaws limit the matters presented at the annual meeting to those in the notice of the meeting and those otherwise properly brought before the meeting. If any other matters are presented at the meeting, your signed proxy gives the individuals named as proxies authority to vote your shares on such matters at their discretion.

Annual Report to Shareholders

A copy of Hooper Holmes, Inc.'s annual report to shareholders, which includes our annual report on Form 10-K for the 2012 fiscal year, accompanies this proxy statement. Shareholders may also obtain, free of charge, a copy of the 2012 annual report on Form 10-K, without exhibits, by writing to Hooper Holmes, Inc., 170 Mt. Airy Road, Basking Ridge, New Jersey 07920, Attention: Corporate Secretary. The 2012 annual report on Form 10-K is also available through the Company's website at www.hooperholmes.com. The 2012 annual report on Form 10-K does not constitute proxy soliciting materials.

Householding

The rules of the SEC allow delivery of a single proxy statement and annual report or Notice Regarding the Availability of Proxy Materials, as applicable, to households at which two or more shareholders reside. Accordingly, shareholders sharing an address who have been previously notified by their broker or its intermediary will receive only one copy of the proxy statement and annual report or Notice Regarding the Availability of Proxy Materials, unless the shareholder has provided contrary instructions. Individual proxy cards or voting instruction forms (or electronic voting facilities) will, however, continue to be provided for each shareholder account. This procedure, referred to as “householding,” reduces the volume of duplicate information you receive, as well as the Company's expenses. If your family has multiple accounts, you may have received a householding notification from your broker and, consequently, you may receive only one proxy statement and annual report or Notice Regarding the Availability of Proxy Materials, as applicable. If you prefer to receive separate copies of the Company's proxy statement or annual report or Notice Regarding the Availability of Proxy Materials, either now or in the future, the Company will promptly deliver, upon your written or oral request, a separate copy of the proxy statement or annual report or Notice Regarding the Availability of Proxy Materials, as requested, to any shareholder at your address to which a single copy was delivered. Notice should be given to the Company by mail at 170 Mt. Airy Road, Basking Ridge, New Jersey 07920, attention: Corporate Secretary, or by telephone at (908) 953-6314. If you are currently a shareholder sharing an address with another shareholder and wish to have only one proxy statement and annual report or Notice Regarding the Availability of Proxy Materials delivered to the household in the future, please contact the Company at the same address or telephone number.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The bylaws allow our Board to establish the number of directors from time to time by resolution passed by a majority vote of the whole Board, provided that the number of directors shall not be less than three or more than nine. Currently, the size of the Board is set at seven members pursuant to resolutions adopted by the Board as of April 2, 2013 that also effected the appointment of Mr. Gus D. Halas to the Board. Newly created directorships and any vacancies on the Board may be filled by the majority vote of all directors then in office. Any director appointed to fill a newly-created directorship or to fill a vacancy on the Board will hold office until the then next annual meeting.

Effective June 1, 2010, we amended and restated our Certificate of Incorporation to, among other things, declassify the Board and provide for annual elections of directors. Previously, the Board had been divided into three classes of directors serving staggered three-year terms. The Amended and Restated Certificate of Incorporation was approved by the shareholders at our 2010 annual meeting.

The declassification has been phased in over a three-year period, which began with our annual meeting of shareholders in 2011. Accordingly, each of the directors elected at our annual meetings of shareholders in 2011 and 2012 was elected for a term of one year to expire at the next annual meeting of our shareholders. At this year's annual meeting of shareholders, the terms of all directors will expire and our Board will be fully declassified as of the meeting.

Our Board has nominated six individuals for election as directors at this year's annual meeting, to hold office until our 2014 annual meeting of shareholders and until their successors are elected and qualified. Kenneth R. Rossano, whose term as director expires as of this year's annual meeting, is retiring from our Board and will not be seeking re-election. All six nominees are current members of the Board. Each of the nominees has indicated a willingness to serve if elected. If, prior to the 2013 annual meeting, any of the nominees becomes unavailable to serve as a director, any shares represented by a proxy will be voted for the remaining nominees and for any substitute nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. As of the mailing of these proxy materials, the Board knows of no reason why any of the director nominees would not be available to serve as a director.

Vote Required

A plurality of the votes cast is required to elect the nominees as directors. You may not cumulate your votes in the election of directors. The six nominees receiving the highest number of affirmative votes will be elected to the Board. You may withhold authority to vote for any or all nominees for directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The persons named as proxies in the enclosed proxy, who have been so designated by the Board, intend to vote “FOR” the election of each of the five nominees unless otherwise instructed in the proxy.

Board Recommendation

Our Board recommends that shareholders vote “FOR” the election of each of the nominees for director.

Information About Director Nominees and Other Directors

Information concerning the director nominees is set forth below.

Director Nominees

Ronald V. Aprahamian

age 66, director since 2009
Mr. Aprahamian has been engaged in a broad range of business development activities as an investor, consultant, board member, and chief executive officer in companies engaged in healthcare, computer software, banking, aviation engineering products, fiber optics, and telecommunications industries. He served as a director of Sunrise Senior Living, Inc. from 1995 until November 2008. He served as Chairman of the Board of Superior Consultant Holdings Corp. from October 2000 to October 2003, and as a director from 2003 to 2005. He also served as a director of First Consulting Group, Inc. from April 2005 to January 2007.

Mr. Aprahamian was elected to the Board in 2009 as a shareholder nominee and was named Chair of the Board on January 25, 2012. He also serves as Chair of the Executive Committee.

Henry E. Dubois

age 51, director since 2013
Mr. Dubois was appointed President and Chief Executive Officer of the Company on April 8, 2013. From January 3, 2013 to April 8, 2013, Mr. Dubois served as financial and strategic consultant to the Executive Committee of the Board pursuant to an Interim Services Agreement between the Company and Randstad Professionals US, LP, d/b/a Tatum (“Tatum”). Mr. Dubois has been employed by Tatum since January 2011. From February 2005 through December 2012 he was engaged by GeoEye, Inc., a global supplier of high resolution satellite and aerial imagery, as Executive Vice President and as Chief Financial Officer from January 2006 through December 2008 and as a management and financial consultant during the balance of the engagement. Previously, he served as President, Chief Operating Officer and Chief Financial Officer of DigitalGlobe, Inc., and held senior executive positions including chief executive officer and chief financial officer of two companies in the Asia Pacific region. He has also served as a consultant with Booz, Allen & Hamilton.

Mr. Dubois became our President and Chief Executive Officer and was appointed to the Board following the resignation of our previous President and Chief Executive Officer on April 8, 2013. His appointment to the Board reflects his demonstrated expertise and experience in financial management, operations and strategic planning.

Larry Ferguson

age 63, director since 2009
Mr. Ferguson has served as CEO of several publicly traded and privately held companies, including First Consulting Group, Inc., a publicly held company serving the healthcare industry, from 2006 to 2008. Since 2008, he has served as CEO of The Ferguson Group, a private equity consulting and investment firm focused on healthcare and life sciences IT companies. He also serves as a director of Accelrys, Inc., a publicly traded company. He has held executive positions with American Express and First Data Corporation.

Mr. Ferguson was elected to the Board in 2009 as a shareholder nominee and served as its Chair until January 25, 2012, at which time he became Chair of the Governance and Nominating Committee. He also serves as a member of the Compensation Committee, the Audit Committee, and the Executive Committee.

Gus D. Halas

age 62, director since 2013
Mr. Halas has served as CEO of several companies. He has been President and Chief Executive Officer of the Central Operating Companies at Central Garden & Pet Company since April 2011. Mr. Halas was President and Chief Executive Officer of T-3 Energy Services, Inc. from May 2003 to March 2009 and also served as Chairman of the Board of Directors from March 2004 to March 2009. From August 2001 to April 2003, Mr. Halas served as President and Chief Executive Officer at Clore Automotive, Inc. From January 2001 to May 2001, Mr. Halas served as President and Chief Executive Officer at Marley Cooling Tower of United Dominion Industries Limited. From January 1999 to August 2000, Mr. Halas served as the President at Ingersoll Dresser's Pump Services Group. He also serves as a director for Triangle Petroleum Corp., a publicly traded company.

Mr. Halas was appointed to the Board on April 2, 2013 because of his experience and expertise as an executive and a director with companies implementing “turnaround” strategies. He serves on the Audit Committee and Compensation Committee.

Dr. Elaine L. Rigolosi

age 68, director since 1989
Dr. Rigolosi, Ed.D, J.D. is Professor of Education in the Department of Organization and Leadership at Teachers College, Columbia University. She has held a number of positions with Columbia University since 1976, and has maintained a private consulting practice in management for health care organizations since 1974. Dr. Rigolosi has been a director of the Company since 1989.

In addition to possessing extensive knowledge of the Company and its business operations arising from her tenure as a director, Dr. Rigolosi's experience and background in health care organizations enables her to provide valuable strategic guidance in support of the Company's efforts to identify markets beyond the life insurance industry. She is Chair of the Compensation Committee and is a member of the Governance and Nominating Committee.

Thomas A. Watford

age 52, director since 2010
As President and Chief Operating Officer of Santa Rosa Consulting, Mr. Watford leads a company that offers an extensive portfolio of solutions that allow healthcare organizations to meet their operational and strategic objectives. Prior to joining Santa Rosa in 2008, Mr. Watford served as Chief Financial Officer and Chief Operating Officer of First Consulting Group, Inc., a $300 million NASDAQ listed company serving the healthcare industry. As Chief Operating Officer of First Consulting from 2006 to 2008, Mr. Watford was responsible for service delivery, infrastructure, and development operations in India and Vietnam. As Chief Financial Officer of First Consulting from 2005 to 2008, he led the financial turnaround of the company and, with the CEO, led the process that resulted in the sale of the firm. Prior to his tenure at First Consulting, Mr. Watford was an Associate Partner in the Healthcare Practice for Accenture, where he delivered professional and IT services to clients in the healthcare provider and health plan markets. Mr. Watford earned his M.H.S. in Health Administration, an M.B.A. in Finance and a B.S. in Accounting from the University of Florida.

Mr. Watford was initially recruited and nominated to serve on our Board because of his more than 25 years experience in the healthcare industry, where he has delivered professional and IT services to healthcare providers, health plans and life sciences companies. He is Chair of the Audit Committee, and is a member of the Governance and Nominating Committee and the Executive Committee.

Director Independence

Our common stock is listed on the NYSE MKT stock exchange, which is referred to in this proxy statement as the NYSE MKT. The NYSE MKT Company Guide requires that at least a majority of the members of our Board be “independent directors” within the meaning of the listing standards of the NYSE MKT.

The Board has affirmatively determined that each of the members of the Board other than Henry E. Dubois, the Company's President and Chief Executive Officer, is, as of the date of this proxy statement, an “independent director” within the meaning of the listing standards of the NYSE MKT.

Director Attendance at Annual Meetings of Our Shareholders

We encourage, but do not require, our directors to attend annual meetings of our shareholders. All of our continuing directors at the time of our 2012 annual meeting of our shareholders attended that meeting.

Board and Board Committee Meetings

During the year ended December 31, 2012, our Board held a total of fourteen meetings, in addition to taking other actions by unanimous written consent in lieu of a meeting. All of our Board members attended at least 75% of the meetings of our Board and of the committees on which he or she served that were held during the period for which he or she was a director or committee member during the year ended December 31, 2012.

Governance Structure

The Board has adopted Corporate Governance Guidelines for the Company which provide, among other things, that the Board generally favors separating the roles of Board Chair and Chief Executive Officer. The Board believes it is generally appropriate for the CEO to maintain a primary focus on the Company's strategic and operational plans, and for the Board Chair to provide an independent focus on serving shareholder interests. With the exception of a brief transition period from May - July 2009, when Roy Bubbs served as both CEO and Interim Chair of the Board, the Board has had an independent Chair since early 2006. The Corporate Governance Guidelines have, since February 2011, provided that no individual who has attained the age of 72 years will be appointed to the Board or be nominated for election or reelection as a director.

Risk Oversight

The Board oversees Company functions to assure that Company assets are properly safeguarded, that appropriate financial and other controls are maintained, and that the Company's business is conducted prudently and in compliance with applicable laws, regulations and ethical standards. Although the Board as a whole carries out this oversight function, much of the work is delegated to various Board Committees which meet regularly and report back to the full Board.

In particular, the Audit Committee is responsible for reviewing and overseeing the Company's financial statements, including the integrity of the Company's financial and disclosure controls, its legal compliance programs and procedures, and its procedures for identifying, evaluating and controlling material financial, legal and operational risk. The Audit Committee, whose members are all “independent” directors, receives regular reports about these matters from, and meets separately with, the Company's outside auditors, and receives regular reports from Company management.

While the Board and its Committees are responsible for risk oversight, Company management is responsible for managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board Committees and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management.

Board Committees

As of the date of this proxy statement, the Board of Directors has the following standing committees:

•	Audit Committee

•	Compensation Committee

•	Governance and Nominating Committee

Each of these committees has a written charter approved by the Board. These charters are posted on our website at www.hooperholmes.com. In addition, the Board from time to time may establish additional committees for particular purposes. There is currently one such additional committee, the Executive Committee, which had its initial meeting in January 2013.

The members of each of the Board's committees (including the chair of each committee) are identified in the table below, followed by more detailed information about each such committee:

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee	Executive Committee
Ronald V. Aprahamian				Chair
Larry Ferguson	X	X	Chair	X
Gus D. Halas(1)	X	X
Dr. Elaine Rigolosi		Chair	X
Kenneth R. Rossano	X	X
Thomas A. Watford	Chair		X	X

(1)    Appointed to Audit Committee and Compensation Committee on April 2, 2013

Audit Committee

As specified in the Audit Committee's charter, the Audit Committee was established to assist the Board in fulfilling its oversight responsibilities, primarily through:

•	overseeing management's conduct of the Company's financial reporting process and systems of internal accounting and financial controls;

•	monitoring the independence and performance of the Company's independent registered public accounting firm; and

•	providing an avenue of communication among the independent registered public accounting firm, management and the Board.

The Audit Committee is currently comprised of four members, each of whom satisfies the independence standards specified in Section 803B(2) of the NYSE MKT Company Guide and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has determined that Thomas A. Watford, the committee's chair, qualifies as an “audit committee financial expert” as defined by SEC rules.

The Audit Committee charter provides that the committee's responsibilities and duties are:

•
oversight of the Company's internal controls, which encompasses: the annual review of the budget of the internal audit function, its staffing, audit plan, and material findings of internal audit reviews and management's response; assessment of the effectiveness of or weaknesses in the Company's internal control over financial reporting, which may also entail obtaining from the independent registered public accounting firm its report regarding the effectiveness of the Company's internal control over financial reporting; and review of the appointment and performance of the senior internal auditor, and the activities, organizational structure and qualifications of the persons responsible for the internal audit function;

•
the evaluation of the performance and independence of the independent registered public accounting firm, which encompasses: review of the scope, plan and procedures to be used on the annual audit; review of the results of the annual audit and interim financial reviews performed by the independent registered public accounting firm; inquiring into accounting adjustments that were noted or proposed by the independent registered public accounting firm but were passed as immaterial or otherwise; the review, at least annually, of a report by the independent registered public accounting firm as to the independent registered public accounting firm's internal quality control procedures; and pre-approval of the fees for all audit and non-audit services performed by the independent registered public accounting firm;

•
the review of the Company's annual and interim consolidated financial statements, which encompasses: the review of significant estimates and judgments underlying such financial statements, all critical accounting policies, major changes to the Company's accounting principles and practices and material questions of choice with respect to such principles and practices; review of earnings press releases; and review of related party transactions and other matters relating to the financial affairs of the Company and its accounts; and

•	the review of the Company's compliance with laws, regulations and policies.

The Audit Committee met six times in fiscal 2012.

Compensation Committee

The Compensation Committee currently consists of four members, each of whom is an “independent director” as defined by applicable NYSE MKT listing standards.

In accordance with the Compensation Committee's charter, the committee, among other matters, annually reviews and recommends to the Board the compensation of our Chief Executive Officer and, based in part upon our Chief Executive Officer's recommendation, approves the compensation of the other members of our senior management. The Compensation Committee also administers the Hooper Holmes, Inc. 2011 Omnibus Employee Incentive Plan (the “2011 Plan”) and the Hooper Holmes, Inc. 2008 Omnibus Employee Incentive Plan (the “2008 Plan”) and determines the nature and terms of the awards granted under those plans. The Compensation Committee also administers the Hooper Holmes, Inc. 2007 Non-Employee Director Restricted Stock Plan (the “2007 Plan”) and the Stock Purchase Plan (2004) of Hooper Holmes, Inc. (the “2004 Employee Stock Purchase Plan”). In overseeing these plans, the Compensation Committee has the sole authority for day-to-day administration and interpretation of the plans. The Compensation Committee has the authority to engage outside advisors to assist it in the performance of its duties; the Compensation Committee may not delegate this authority to others. The Compensation Committee may, however, form and delegate some or all of its authority to subcommittees when it deems appropriate.

The Compensation Committee periodically reviews and recommends to the Board the compensation for the Company's non-employee directors. Information regarding director compensation amounts paid in 2012 can be found in the Director Compensation Table located in the discussion below under the caption “Compensation of Directors.” The Compensation Committee and our Board believe that (i) non-employee director compensation should fairly compensate directors for work required in a company of our size and scope, (ii) such compensation should align such directors' interests with the long-term interests of our shareholders, and (iii) the structure of director compensation should be simple, transparent and easy for shareholders to understand.

Hooper Holmes's compensation programs are designed to attract, retain, and motivate executive officers and to provide a framework that delivers outstanding financial results over the long term. Our compensation programs for executive officers reflect the competitive environment in which we operate and incorporate performance-based criteria. To that end, the Compensation Committee monitors the executive compensation and compensation plans of other companies. In addition, our compensation programs are designed to establish compensation packages that balance cash and equity in a manner designed to align executive compensation with shareholder interests and also take into account the Company's cash position.

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we seek non-binding advisory votes from shareholders to approve the compensation as disclosed in the discussion under the caption “Compensation of Executive Officers” (“Say-on-Pay”) and to approve how often such a Say-on-Pay vote should occur. Shareholder Proposals 4 and 5 below represents such advisory votes.

While the Say-on-Pay resolution is non-binding, the Compensation Committee and the Board value the opinions of Hooper Holmes's shareholders as expressed through their votes and other communications. Accordingly, the Compensation Committee and the Board will carefully consider the outcome of the advisory vote on executive compensation and shareholder opinions received from other communications when making future compensation decisions.

The Compensation Committee met seven times in fiscal 2012.

Governance and Nominating Committee

The Governance and Nominating Committee's principal purposes are to:

•	recommend to the Board principles for governance of the Company;

•	oversee the evaluation of the Board and management;

•	recommend to the Board persons to be nominated for election as directors; and

•	assign Board members to Board committees.

The charter of the Governance and Nominating Committee provides that the committee is to have such number of directors as determined by the Board. Except as otherwise permitted, each of the committee members is to be an “independent director” as defined by applicable NYSE MKT listing standards. The Governance and Nominating Committee has three members, each of whom is independent under the NYSE MKT listing standards.

Under applicable NYSE MKT listing requirements, at least a majority of the members of the Board must meet the definition of “independent director” set forth in such listing requirements. The Governance and Nominating Committee believes that it is preferable for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules.

The Governance and Nominating Committee's goal is to assemble a Board that brings to the Company a diversity of experience. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our shareholders. They should have an inquisitive and objective perspective and mature judgment. Taken as a whole, the Board should include members with a record of experience and achievement in fields relevant to the Company's current and planned future business activities, and members with knowledge or experience that can be a source of strategic guidance to Company management. Director candidates must have sufficient time available, in the judgment of the Governance and Nominating Committee, to perform all Board and committee responsibilities. They must have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Members of the Board are expected to rigorously prepare for, attend and participate in all Board and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Governance and Nominating Committee may also consider such other factors as it may deem, from time to time, in the best interests of the Company and its shareholders.

Candidates for director nominees are evaluated by the Governance and Nominating Committee in the context of the current composition of the Board, the Company's operating requirements and the long-term interests of the Company's shareholders. The Governance and Nominating Committee uses its network of contacts to compile a list of potential candidates and may also engage, if it deems appropriate, a professional search firm and, in such case, pay that firm a fee for its assistance in identifying or evaluating director candidates. In the case of new director candidates, the Governance and Nominating Committee will seek to determine whether the nominee is independent under applicable NYSE MKT listing standards, SEC rules and regulations and with the advice of counsel, if necessary. The Governance and Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the functions and needs of the Board. In the case of incumbent directors whose terms of office are set to expire, the Governance and Nominating Committee reviews such directors' overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and whether there are any relationships and transactions that might impair such directors' independence. The Governance and Nominating Committee meets to discuss and consider such candidates' qualifications and then selects a nominee or nominees for recommendation to the Board by majority vote.

The Governance and Nominating Committee does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. The Board believes that a variety of points of view represented on the Board contributes to a more effective decision-making process.

As set forth in the Governance and Nominating Committee's charter, the Governance and Nominating Committee will evaluate any candidates recommended by shareholders in accordance with the same criteria applicable to the evaluation of candidates proposed by directors or management. A shareholder who wishes to recommend a person for election as a director at the 2014 annual meeting of shareholders, without including such nominee in the Company's proxy materials, must notify the Company of such nominee in writing by February 28, 2014, but not before January 29, 2014. The notice containing such nominee must also include certain information specified in our bylaws. Shareholders should submit their recommendations to the attention of the Company's Corporate Secretary, 170 Mt. Airy Road, Basking Ridge, New Jersey 07920, by certified mail - return receipt requested.

If a shareholder wishes to have a nominee for director included in the Company's proxy materials for the 2014 annual meeting of shareholders, the shareholder must be considered an “eligible shareholder” under the Company's bylaws, and the nomination must be received by the Company by February 28, 2014. The notice containing such nominee must also include certain information specified in our bylaws. Shareholders should submit their notices to the attention of the Company's Corporate Secretary, 170 Mt. Airy Road, Basking Ridge, New Jersey 07920, by certified mail - return receipt requested. To be considered an “eligible shareholder,” such shareholder, together with his or her affiliates, must have continuously held (for at least one year preceding February 28, 2014) beneficial ownership of not less than 5% of the voting power of our outstanding voting securities entitled to vote in the election of directors and must comply with all applicable provisions of our bylaws.

The Governance and Nominating Committee met three times in fiscal 2012.

Executive Committee

The Executive Committee was constituted by the Board in 2012, and had its initial meeting in early January 2013. The principal purpose of the Executive Committee is to work at the discretion of the Board to (a) oversee the Company's preparation of financial budgets and plans; (b) evaluate the Company's plans and opportunities to invest in new businesses or acquire or divest businesses; and (c) review any financial or strategic proposals with respect to the Company or its businesses that may be made by third parties. The charter of the Executive Committee provides that the committee shall consist of three members, one of whom shall be the Chair of the Board.

Code of Conduct and Ethics

We are committed to sound principles of corporate governance that promote honest, responsible and ethical business practices. Our corporate governance policies and practices are actively reviewed and evaluated by our Board and the Governance and Nominating Committee.

We have adopted a Code of Conduct and Ethics to provide standards for ethical conduct in dealing with agents, customers, suppliers, political entities and others. Our Code of Conduct and Ethics applies to all of our directors, officers and employees (and those of our subsidiaries), including our Chief Executive Officer, Chief Financial Officer and Controller. Our Code of Conduct and Ethics is posted on our website at www.hooperholmes.com. A printed copy of our Code of Conduct and Ethics is also available to shareholders, without charge, upon written request directed to our Corporate Secretary at the following address: Hooper Holmes, Inc., 170 Mt. Airy Road, Basking Ridge, New Jersey 07920.

Communications with Our Board

Shareholders and other interested persons may communicate in writing with our Board, any of its committees, or a particular director by sending written communications to the Corporate Secretary of the Company at 170 Mt. Airy Road, Basking Ridge, New Jersey 07920. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such letters should clearly state whether the intended recipients are all of the members of the Board or certain specified individual directors. You must include your name and address in the written communication and indicate whether you are a shareholder of the Company. The Secretary will review any communications received from shareholders and all material communications from shareholders will be forwarded to the appropriate director or directors or Committee of the Board based on the subject matter.

Policies on Reporting Certain Concerns Regarding Accounting and Other Matters

We have adopted policies on the reporting of concerns to our Audit Committee regarding any suspected misconduct, illegal activities or fraud, including any questionable accounting, internal accounting controls or auditing matters, or misconduct. Any person who has a concern regarding possible misconduct by any of our employees, including any executive officer, or any of our agents, may submit that concern to: Hooper Holmes, Inc., Attention: Corporate Secretary, 170 Mt. Airy Road, Basking Ridge, New Jersey 07920. Employees may communicate all concerns regarding any misconduct to our General Counsel and/or the Audit Committee on a confidential and anonymous basis through our “whistleblower” hotline at 1-800-713-8332. Any communication received through the toll-free number is promptly reported to our General Counsel, as well as other appropriate persons within the Company.

COMPENSATION OF DIRECTORS

The table below sets forth the fees and other compensation that we pay our non-employee directors for services performed. In addition to these fees and other compensation, all directors are reimbursed for their out-of-pocket expenses incurred in attending Board and Board committee meetings.

Nature of Director Compensation	Amount
Annual Board Retainer:(1)
Non-Executive Chair of the Board	$40,000
Additional Retainer for Non-Executive Chair of the Board	$35,000
Other Non-Employee Directors	$20,000
Annual Board Committee Retainer:(1)
Audit Committee Chair	$12,000
Executive Committee Chair	$12,000
Other Committee Chairs	$8,000
Audit Committee Members	$8,000
Executive Committee Members	$12,000
Other Committee Members	$6,000
Fees for Board Meetings/Teleconferences Attended:(2)
Regular or Special Meetings	$2,500 per meeting
Teleconferences	$1,500 per teleconference
Fees for Board Committee Meetings Attended:
Regular or Special Meetings	$1,500 per meeting
Teleconferences	$750 per teleconference
Annual Restricted Stock Grant:
Non-Executive Chair of the Board(3)	10,000 shares
Other Non-Employee Directors(3)	5,000 shares

(1)
The annual Board and Board committee retainers are paid in installments on a quarterly basis. If a director is a member of the Board or a Board committee for less than the full year, he or she receives quarterly installments of the annual Board and Board committee retainers only for the quarterly periods in which he or she serves on the Board or the applicable Board committee(s).

(2)	The Chair and members of the Executive Committee do not receive fees for meetings or teleconferences of the Executive Committee.

(3)
The 2007 Plan provides for the automatic grant, on an annual basis, of 5,000 shares of restricted stock to each non-employee member of the Board (other than the non-executive chair of the Board or the lead director, if there is no non-executive chair). The non-executive chair of the Board (or the lead director, if there is no non-executive chair) receives 10,000 shares.

Director Compensation Table

The following table shows total compensation awarded or paid to each non-employee director during 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Ronald V. Aprahamian	85,833	6,200	92,033
Larry Ferguson	100,667	3,100	103,767
Dr. Elaine L. Rigolosi	70,250	3,100	73,350
Kenneth R. Rossano	74,000	3,100	77,100
Thomas A. Watford	72,750	3,100	75,850

(1)
The stock awards reflected in this column were granted under the 2007 Plan. Stock awards under the plan are normally made in June of each year. The amounts shown represent the fair value of the stock awards on the date of grant.

Director and Officer Indemnification
The Company has entered into indemnity agreements with each of its directors and executive officers. The indemnity agreements require the Company to indemnify each such person for all expenses actually and reasonably incurred in defending or settling an action to which such person is a party or threatened to be made a party or is otherwise involved because of his or her status as a director or officer of the Company. If the action is brought by or in the right of the Company, the indemnification must be made only if such person acted in good faith, for a purpose reasonably believed to be in the best interest of the Company (or, in the case of service to another entity, not opposed to the interest of the Company).

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information available to us as of April 10, 2013, regarding the beneficial ownership of our common stock by (i) each person, or group of affiliated persons, known by us to beneficially own more than five percent (5%) of the outstanding shares of our common stock, (ii) each of our directors and director nominees, (iii) each of our named executive officers listed in the Summary Compensation Table located elsewhere in this proxy statement, and (iv) all of our directors and executive officers as a group.

The information in the table has been presented in accordance with SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC's rules, a person is deemed to own beneficially all securities as to which that person owns or shares voting or dispositive power, as well as all securities which such person may acquire within 60 days through the exercise of currently available conversion rights or options. If two or more persons share voting or dispositive power with respect to specific securities, all of such persons may be deemed to be the beneficial owner of such securities. Information with respect to persons other than the holders listed in the table below that share beneficial ownership with respect to the securities shown is set forth in certain of the footnotes to the table.

Except as otherwise noted, the number of shares owned and percentage ownership in the following table is based on 70,076,087 shares of common stock outstanding on April 10, 2013. The address of each director and director nominee, and each executive officer, listed in the table is c/o Hooper Holmes, Inc., 170 Mt. Airy Road, Basking Ridge, New Jersey 07920.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Common Stock Outstanding

5% Shareholders:
Heartland Advisors, Inc. and William J. Nasgovitz 789 North Water Street Milwaukee, WI 53202	13,482,842 (1)	19.24%
J. Carlo Cannell 1315 South Highway 89, Suite 203 P.O. Box 3459 Jackson, WY 83001	8,464,604 (2)	12.08%
Private Management Group, Inc. 20 Corporate Park, Suite 400 Irvine, CA 92606	4,486,115 (3)	6.4%
Named Executive Officers, Directors and Nominees for Director:
Ronald V. Aprahamian(4)	3,381,400	4.83%
Henry E. Dubois	—	*
Larry Ferguson	202,500	*
Gus D. Halas	—	—
Dr. Elaine L. Rigolosi(5)	213,400	*
Kenneth R. Rossano	1,849,424	2.64%
Michael J. Shea(6)	687,806	*
Thomas A. Watford	10,000	*
Burt R. Wolder(7)	655,547	*
All Directors and Executive Officers as a Group (11 persons)	7,659,520(8)	10.93%

*	Represents less than one percent of the outstanding shares of our common stock.

(1)
Heartland Advisors, Inc. and William J. Nasgovitz, who is identified as the president and control person of Heartland Advisors, Inc., filed an amended Schedule 13G on February 7, 2013, disclosing that they have shared voting power with respect to 13,095,194 shares of our common stock and shared dispositive power with respect to 13,482,842 shares. The amended Schedule 13G indicates that Mr. Nasgovitz disclaims beneficial ownership of these shares.

(2)	J. Carlo Cannell filed an amended Schedule 13G on March 11, 2013, disclosing that he has sole voting power and sole dispositive power with respect to all 8,464,604 shares.

(3)	Private Management Group, Inc. filed an amended Schedule 13G on February 11, 2013, disclosing that it has sole voting power and sole dispositive power with respect to all 4,486,115 shares.

(4)	Includes 60,000 shares held by Mr. Aprahamian as trustee for his mother.

(5)	Includes 3,600 shares held in the name of Dr. Rigolosi's husband.

(6)	Includes 557,300 shares subject to options that Mr. Shea has the right to acquire within 60 days of April 10, 2013 upon the exercise of outstanding options.

(7)	Includes 466,500 shares subject to options that Mr. Wolder has the right to acquire within 60 days of April 10, 2013 upon the exercise of outstanding options.

(8)	Includes shares which certain of the individuals included in the table have the right to acquire within 60 days of April 10, 2013 upon exercise of outstanding options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and the beneficial owners of more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities of the Company. Directors, executive officers and such beneficial owners are required by SEC regulations to furnish us with copies of all reports they file under Section 16(a). The Company has historically undertaken to make such filings on behalf of its directors and executive officers.

To our knowledge, based solely on our review of the copies of such reports (and amendments to such reports) furnished to us, we are not aware of any required Section 16(a) reports that were not filed on a timely basis with respect to the fiscal year ended December 31, 2012.

REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibilities for the oversight of the quality and integrity of our consolidated financial statements, our compliance with legal and regulatory requirements, the performance of the internal audit function and independent audit, and the independence and qualifications of our independent registered public accounting firm, which reports directly to the Audit Committee. The Audit Committee operates under a charter approved by the Board. The full text of the Audit Committee charter is available on our website at www.hooperholmes.com. As of the date of this proxy statement, the Audit Committee is comprised of four directors, each of whom the Board has determined to be independent within the meaning of rules adopted by the SEC and the listing standards of the NYSE MKT.

Our management has responsibility for preparing our consolidated financial statements, maintaining effective internal control over financial reporting and assessing the effectiveness of the internal control over financial reporting. Our independent registered public accounting firm, KPMG LLP, is responsible for performing an audit of our consolidated financial statements in accordance with the standards established by the Public Company Accounting Oversight Board, and for issuing their report on the results of their audit.

In this context, the Audit Committee hereby reports as follows:

1.
The Audit Committee has met with management and KPMG LLP and has reviewed and discussed with them the Company's audited consolidated financial statements as of and for the fiscal year ended December 31, 2012.

2.
The Audit Committee has discussed and reviewed with KPMG LLP the matters required by applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards Vo1. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and, with and without management present, discussed and reviewed the results of KPMG LLP's audit of the consolidated financial statements.

3.
The Audit Committee has obtained from KPMG LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and has discussed with KPMG LLP any relationships that may impact their objectivity and independence as provided in Public Company Accounting Oversight Board Rule 3526, and has satisfied itself as to their independence. The Audit Committee reviewed, with KPMG LLP and management, the audit plan, audit scope and identification of audit risks.

4.
Based upon the review and discussions described in the preceding paragraphs 1 through 3 above, and the Audit Committee's review of the representations of management, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the SEC.

Date: April 19, 2013

/s/ Thomas A. Watford
Committee Chair

/s/ Larry Ferguson
Committee Member

/s/ Gus D. Halas
Committee Member

/s/ Kenneth R. Rossano
Committee Member

The foregoing report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

PROPOSAL NO. 2
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE HOOPER HOLMES, INC.
2011 OMNIBUS EMPLOYEE INCENTIVE PLAN

Upon the recommendation of the Compensation Committee, the Board has adopted an amendment and restatement of the Hooper Homes, Inc. 2011 Omnibus Employee Incentive Plan (the “Amended and Restated Omnibus Plan”) and is submitting the Amended and Restated Omnibus Plan to the Company's shareholders for approval.

The Amended and Restated Omnibus Plan provides for grants to our senior management and other employees of stock options and shares of restricted stock. The receipt, exercise and/or payout of any and all awards granted under the Amended and Restated Omnibus Plan may be made subject to the satisfaction of performance conditions. Our Board intends to use such awards to enhance the Company's ability to attract and retain highly qualified officers, key employees and other personnel, and to motivate such persons to expend maximum effort to improve the Company's business results and earnings. The Board believes that, by providing an opportunity to our employees to acquire or increase their equity interests in the Company, their interests are better aligned with those of our shareholders.

The number of shares of the Company's common stock available for issuance under the Amended and Restated Omnibus Plan is being increased from 1,500,000 shares to 3,500,000 shares (subject to adjustment as provided in the Amended and Restated Omnibus Plan), representing approximately 5.0% of the number of shares outstanding as of the date of this proxy statement. The Amended and Restated Omnibus Plan is to remain in effect until the earlier of (i) the 10th anniversary of its original effective date (May 24, 2011), or (ii) the date all shares of stock available for issuance under the Amended and Restated Omnibus Plan have been issued.

If approved by our shareholders, the Amended and Restated Omnibus Plan will become effective as of May 29, 2013. No awards have been or will be made under the Amended and Restated Omnibus Plan unless and until the Amended and Restated Omnibus Plan is approved by our shareholders. Shareholder approval of the Amended and Restated Omnibus Plan is desired, among other reasons, to meet the listing requirements of the NYSE MKT stock exchange.

The material features of the Amended and Restated Omnibus Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Amended and Restated Omnibus Plan, the full text of which is set forth as Annex A to this proxy statement.

Eligibility to Receive Awards under the Amended and Restated Omnibus Plan

Any of our employees or any employee of a subsidiary or other affiliate of the Company will be eligible to receive awards under the Amended and Restated Omnibus Plan. Non-employee directors may not be granted awards under the Amended and Restated Omnibus Plan.

Administration

The Amended and Restated Omnibus Plan will be administered by the Compensation Committee. The Compensation Committee will select the employees to whom awards will be granted and set the terms and conditions of such awards, including any performance goals applicable to certain awards.

Shares Reserved for Awards

As noted above, the number of shares of the Company's common stock available for issuance under the Amended and Restated Omnibus Plan is being increased from 1,500,000 shares to 3,500,000 shares, representing approximately 5.0% of the number of shares outstanding as of the date of this proxy statement. The number (and kind) of shares authorized for awards is subject to proportional adjustment for changes in the Company's capitalization, a reorganization, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in our shares, effected without receipt of consideration by the Company.

Shares of our common stock to be issued under the Amended and Restated Omnibus Plan shall be authorized but unissued shares, shares purchased in the open market or otherwise, treasury shares or any combination of such shares, as the Compensation Committee or, if appropriate, the Board may determine.

The Amended and Restated Omnibus Plan includes provisions specifying the number of shares of our common stock that will count against the share limit under the plan. The shares subject to an option will count against the limit on a one-for-one basis.

Any shares that are not used because (i) the terms and conditions of the applicable award are not met, (ii) the award terminates, expires, or is exchanged or forfeited, or (iii) the award is settled in cash in lieu of shares may again be used for an award under the Amended and Restated Omnibus Plan.

Types of Awards

Awards under the Amended and Restated Omnibus Plan may include:

•
stock options (provided that all options granted under the Amended and Restated Omnibus Plan will be non-qualified stock options; that is, options that do not qualify as incentive stock options) (“NQSOs”); and

•
shares of restricted stock (restricted in the sense that such shares may be subject to, among other things, restrictions based on the achievement of corporate and/or individual performance goals, time-based restrictions on vesting, holding requirements, and transfer/sale restrictions).

The actual number and types of awards that will be granted under the Amended and Restated Omnibus Plan are not determinable at this time. The Compensation Committee will make these determinations in its sole discretion.

Options. The Compensation Committee may grant to participants in the Amended and Restated Omnibus Plan options to purchase shares of our common stock. The Compensation Committee will determine the terms and conditions of each option award, including the number of shares of stock for which the option may be exercised, the option exercise price, vesting schedule, any conditions upon which the option shall become vested and exercisable, the term of the option, the consequence of a grantee's ceasing to be an employee, and the form of payment upon exercise of the option.

The exercise price of an option awarded under the Amended and Restated Omnibus Plan may not be less than 100% of the fair market value of a share of our common stock on the date the Compensation Committee grants the option award.

Unless the award agreement memorializing the terms of an option award specifies otherwise, an option awarded under the Amended and Restated Omnibus Plan will vest and become exercisable in four equal annual installments (i.e., 25% on each of the second through fifth anniversaries of the grant date). The Amended and Restated Omnibus Plan includes provisions that may alter the vesting schedule or the ability to exercise an option in the event of a grantee's ceasing to be an employee or the occurrence of a change of control of the Company. An option granted under the Amended and Restated Omnibus Plan will expire no later than the 10th anniversary of its grant date.

The Amended and Restated Omnibus Plan provides a number of alternative methods to pay the exercise price of an option, including:

•	in cash;

•
by tendering previously acquired shares of our common stock having an aggregate fair market value at the time of exercise of the option equal to the exercise price for the shares for which the option is being exercised;

•
by a net exercise of the option (that is, using a portion of the shares of stock subject to the option, valued at the fair market value of a share of our common stock on the date of exercise of the option, to pay the option price for the shares for which the option is being exercised); and

•	through a “cashless” exercise (in which the shares of stock underlying the option are sold by a licensed securities broker, with the proceeds used to pay the option price).

Restricted Stock. The Compensation Committee may grant to participants in the Amended and Restated Omnibus Plan awards of shares of restricted stock - that is, shares subject to specified restrictions (for example, the achievement of corporate and/or individual performance goals, time-based restrictions on vesting, holding requirements, and transfer/sale restrictions).

Unless the award agreement memorializing the terms of an award of shares of restricted stock specifies otherwise, such an award will vest and become exercisable in four equal annual installments (i.e., 25%) on each of the second through fifth anniversaries of the grant date. Unless the Compensation Committee otherwise provides in an award agreement, upon a grantee's ceasing to be an employee for any reason other than his death or disability, any award of shares of restricted stock held by the grantee that have not vested, or with respect to which all applicable restrictions and conditions have not been satisfied or lapsed, shall be deemed forfeited. However, the Compensation Committee may, in its discretion, in any individual case, provide for a waiver of restrictions or forfeiture conditions related to the shares of restricted stock.

Unless the Compensation Committee provides otherwise in the applicable award agreement, a grantee holding an award of shares of restricted stock granted under the Amended and Restated Omnibus Plan will have right to vote such shares and will be credited with dividends paid with respect to those shares.

General Terms of Awards

Prohibition on Repricing. The Amended and Restated Omnibus Plan provides that, without shareholder approval, no amendment or modification may be made to an outstanding option (for example, by reducing the exercise price or replacing the option with cash or another award type) that would be treated as a repricing under the rules of the principal stock exchange on which our common stock is then listed.

Restrictions on Transferability of Awards. An award granted under the Amended and Restated Omnibus Plan is not generally transferable by the grantee except in the event of the grantee's death or unless otherwise required by law. An award agreement with respect to an award of an option may provide that a grantee may transfer to a “family member” (as defined in the plan) all or part of an award in a “not for value” transaction - for example, by a gift or a transfer under a domestic relations order in settlement of marital property rights.

Effect of Cessation of Employee Status. Unless specifically stated otherwise in the applicable award agreement, upon the date on which a grantee ceases to be an employee of the Company, all rights to exercise the grantee's unvested options shall terminate immediately. Vested options shall be exercisable after the grantee ceases to be an employee only during the applicable time periods described below and thereafter shall terminate.

•
If a grantee dies while an employee of the Company, the grantee's vested options may be exercised by his or her beneficiary not later than the expiration date specified in the applicable award agreement or twelve months after the grantee's death, whichever is earlier.

•
If a grantee ceases to be an employee due to disability (as defined in the plan), the grantee may exercise his or her vested options not later than the expiration date specified in the applicable award agreement or twelve months after ceasing to be an employee, whichever is earlier.

•
If a grantee ceases to be an employee by reason of retirement (as defined in the plan), all rights to exercise his or her vested options shall terminate no later than the expiration date specified in the applicable award agreement or twelve months after the grantee ceases to be an employee, whichever is earlier.

•
If a grantee ceases to be an employee for any reason other than death, disability or retirement, all rights to exercise his or her vested options shall terminate no later than the expiration date specified in the applicable award agreement or thirty days after the date the grantee ceases to be an employee, whichever is earlier, unless the Compensation Committee decides that such options shall terminate on the date the grantee ceases to be an employee.

Forfeiture Provisions. The Amended and Restated Omnibus Plan provides that the Company may retain the right in an award agreement to cause a forfeiture of the gain realized by a grantee in connection with an award(s) on account of actions taken by the grantee in violation of or in conflict with any (i) employment agreement, (ii) non-competition agreement, (iii) agreement prohibiting solicitation of employees or clients of the Company, or (iv) any confidentiality obligation with respect to the Company. In addition, the Company may annul an award if the grantee ceases to be an employee as a result of a termination for cause (as defined in the plan).

The Amended and Restated Omnibus Plan also provides that, if the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under applicable securities laws, the individuals subject to automatic forfeiture under the Sarbanes-Oxley Act of 2002 and any grantee who knowingly engaged in or failed to prevent the misconduct, or was grossly negligent in engaging or failing to prevent the misconduct, shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the SEC of the financial document(s) embodying the financial reporting requirement.

Amendment, Suspension and Termination of the Amended and Restated Omnibus Plan

The Board may at any time amend, suspend or terminate the Amended and Restated Omnibus Plan, provided that no such action shall, without the consent of an award grantee, impair the rights or obligations under any award previously granted under the plan. Amendment of the Amended and Restated Omnibus Plan shall require approval of the Company's shareholders to the extent determined by the Board to be necessary under the Company's organizational documents, or by applicable law or stock exchange listing requirements. Shareholder approval will be required if the amendment would (i) materially increase the benefits accruing to grantees, (ii) materially increase the aggregate number of shares of our common stock that may be issued under the plan, or (iii) materially modify the requirements as to eligibility for participation in the plan.

Federal Income Tax Consequences

Based on current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and the existing regulations under the Code, the anticipated U.S. federal income tax consequences of awards of options and restricted stock granted under the Amended and Restated Omnibus Plan are as described below. The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws in effect as of the date of this proxy statement.

Stock Options. The only stock options that may be granted under the Amended and Restated Omnibus Plan are non-qualified stock options, or NQSOs. An employee receiving a NQSO does not recognize taxable income on the date of grant of the NQSO, provided that the stock option does not have a readily ascertainable fair market value at the time it is granted. In general, the employee must recognize ordinary income at the time of exercise of the NQSO in the amount of the difference between the fair market value of the shares of common stock on the date of exercise and the option price. The ordinary income recognized will constitute compensation for which tax withholding generally will be required. The amount of ordinary income recognized by an employee will be deductible by us in the year that the employee recognizes the income if we comply with the applicable reporting requirements.

Shares of our common stock acquired upon the exercise of a NQSO will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the common stock generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the common stock, the employee will recognize long-term capital gain or loss if the employee has held the common stock for more than one year prior to disposition, or short-term capital gain or loss if the employee has held the common stock for one year or less.

If an employee pays the exercise price, in whole or in part, with previously acquired shares of common stock, the employee will recognize ordinary income in the amount by which the fair market value of the shares of common stock received exceeds the option exercise price. The employee will not recognize gain or loss upon delivering the previously acquired shares of common stock to us. Shares of common stock received by an employee, equal in number to the previously acquired shares of common stock exchanged therefor, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares of common stock. Shares of common stock received by an employee in excess of the number of such previously acquired shares of common stock will have a basis equal to the fair market value of the additional shares of common stock as of the date ordinary income is recognized. The holding period for the additional shares of common stock will commence as of the date of exercise of the NQSO or such other relevant date.

Restricted Stock. The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture or the shares are freely transferable. At the time the restrictions lapse, the grantee will recognize ordinary income equal to the then fair market value of the shares. The grantee may, however, make an election to include the value of the shares in gross income in the year such shares are granted despite such restrictions. Generally, we will be entitled to deduct as a business expense, in the year the grantee includes the compensation in income, the same amount that the grantee includes as compensation.

Section 162(m). Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1 million paid to a corporation's chief executive officer and certain of the corporation's other executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Amended and Restated Omnibus Plan has been designed to permit the Compensation Committee to grant certain awards that qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m).

Vote Required

Approval of the Amended and Restated Omnibus Plan will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting, assuming the presence of a quorum at the annual meeting. If the shareholders do not approve the Amended and Restated Omnibus Plan, it will not be implemented but we reserve the right to adopt such other compensation plans and programs as we deem appropriate and in the best interests of the Company and its shareholders.

Board Recommendation

The Board recommends a vote “FOR” the approval of the amendment and restatement of the Hooper Holmes, Inc. 2011 Omnibus Employee Incentive Plan.

PROPOSAL NO. 3
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE HOOPER HOLMES, INC.
2004 EMPLOYEE STOCK PURCHASE PLAN

Upon the recommendation of the Compensation Committee, the Board has adopted an amendment and restatement of the employee Stock Purchase Plan (2004) of Hooper Homes, Inc., to be effective January 1, 2014 (as amended and restated, the “2014 Plan”), and is submitting the 2014 Plan to the Company's shareholders for approval.

Background

In 2003, the Compensation Committee recommended that the Company establish a new employee stock purchase plan and the Board approved resolutions adopting the Hooper Holmes, Inc. 2004 Employee Stock Purchase Plan (the “2004 Plan”), subject to approval by the Company's shareholders, and the shareholders granted such approval at the Company's annual meeting on May 20, 2003. Unless terminated earlier by the Board of Directors, the 2004 Plan will terminate December 31, 2013. The Compensation Committee has recommended that the Company adopt the 2014 Plan and the Board has approved resolutions adopting the 2014 Plan.

The purpose of the 2014 Plan is to permit all full-time and part-time employees of the Company and certain of its subsidiaries, with at least one year of employment, to purchase shares of the Company's common stock at a 5% discount, to induce such employees to remain in the employ of the Company, to attract talented individuals to join the Company, to motivate such employees to exert their best efforts on behalf of the Company, and to encourage such employees to secure or increase their stock ownership in the Company.

The aggregate number of shares of the Company's common stock available for purchase under the 2014 Plan is 2,000,000. The Plan is intended to satisfy the requirements of Section 423 of the U.S. Internal Revenue Code (the “Code”).

Because benefits under the 2014 Plan will depend on employee elections and the fair market value of the Company's common stock, it is not possible to determine the benefits that will be received by eligible participants if the 2014 Plan is approved by our shareholders.

The material features of the 2014 Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the 2014 Plan, the full text of which is set forth as Annex B to this proxy statement.

Purchase of Shares of Company Common Stock

The stock purchased by employees under the 2014 Plan shall be, in the discretion of the Committee, either authorized but unissued shares of the common stock of the Company (“Common Stock”) or shares of Common Stock held in the treasury of the Company or any Subsidiary, including shares purchased in the open market or otherwise. Subject to adjustment by the Committee in the event an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the 2014 Plan, the total number of shares of Common Stock which may be sold under the 2014 Plan shall not exceed in the aggregate 2,000,000 shares.

Each agreement shall prescribe the method or methods pursuant to which the purchase price of shares shall be paid by the employee.

Stock Purchase Price

The purchase price per share purchased under the 2014 Plan shall be 95% of the fair market value of a share of Common Stock based on the closing price as reported on the NYSE MKT on the grant date.

Federal Tax Treatment

The following discussion is a summary of the general U.S. federal income tax rules applicable to purchases under the 2014 Plan. However, employees should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply. If a plan participant does not dispose of shares purchased under the 2014 Plan during the two-year period following the beginning of the offering period, he or she will not recognize any income on the date of grant or exercise of the right. When the stock is disposed of after the required holding period, the plan participant will realize ordinary income equal to the lesser of (a) the difference between the fair market value of the stock at the end of the offering period and the purchased price paid at the end of the offering period, or (b) the difference between the fair market value of the stock on the date of its sale and the purchase price paid at the end of the offering period. Any further gain (or loss) will be taxed as a capital gain.

If a plan participant sells his or her shares before the expiration of the two-year holding period, he or she would realize ordinary income equal to the difference between the discounted price paid and the Common Stock fair market value on the date the right was exercised (the purchase date).

Administration

The 2014 Plan will be administered by the Compensation Committee of the Board of Directors (or other committee that satisfies the requirements for non-employee directors set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended) (the “Committee”). The Committee shall have full power and authority to construe and interpret the 2014 Plan and may from time to time adopt such rules and regulations for carrying out the 2014 Plan as it may deem best. Decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, its shareholders and its employees.

Eligibility

All full-time and part-time employees of the Company (or certain of its subsidiaries) with at least 1 year of employment, are eligible to receive awards under the 2014 Plan. The subsidiaries of the Company which shall be Participating Subsidiaries will be designated by the Committee from time to time. Currently, approximately 1,200 employees would be eligible to participate in the 2014 Plan.

Enrollment and Participation

From time to time, the Committee shall announce an offering of Common Stock pursuant to the 2014 Plan and the terms and conditions under which eligible employees may enter into agreements for the purchase of the Common Stock so offered. Each agreement shall provide that an employee may elect to purchase pursuant to the terms of the agreement a number of shares of Common Stock determined by the Committee but in no event greater than the number of shares allowable for the 2014 Plan to qualify under Section 423 of the Internal Revenue Code.

No employee may elect to purchase a number of shares of Common Stock greater than the number of shares of Common Stock with a fair market value on the grant date, equal to 10% of the employee's aggregate compensation, as reported for such employee on form W-2 for the previous calendar year by the Company, the Participating Subsidiaries or any corporation, the employment by which will be considered to be employment by the Company or a Participating Subsidiary.

No employee may elect to purchase under agreements in any single calendar year, a number of shares of Common Stock which, together with all other shares in the Company and Subsidiaries which the employee may be entitled to purchase in such year pursuant to an agreement and under any other employee stock purchase plan, as defined in Section 423 of the Internal Revenue Code, has an aggregate fair market value (measured in each case on the grant date) in excess of $15,000.

Termination of Agreement by Employee

An employee who has entered into an agreement may, to the extent permitted by the agreement, terminate the employee's agreement in its entirety by written notice of such termination delivered in the manner and within the time period set forth in the agreement. Any such termination shall be deemed to occur and be effective as of the date the employee tenders written notice thereof to the Company's Secretary. If there are any funds, including interest, then on deposit pursuant to the agreement, such funds shall be paid to the employee.

Termination of Employment and Change in Control

Each agreement shall specify the applicable rules in respect of the effect of the death, retirement or other termination of employment of the employee and the effect, if any, of a change in control of the Company.

Automatic Termination

Except as otherwise determined by the Committee, each agreement will automatically terminate if on the last business day before the purchase date the closing price for Common Stock as reported on the NYSE MKT is 10% or more below the purchase price.

Amendment or Termination of the Plan by the Board of Directors

The Board of Directors may from time to time alter, amend, suspend, or terminate the 2014 Plan or alter, amend, suspend or terminate any and all agreements; provided however, that no such action of the Board of Directors may, without the approval of the shareholders, make any amendment for which shareholder approval is necessary to comply with any tax or regulatory requirement, including for this purpose any approval requirement which is a prerequisite for exemptive relief under Section 16(b) of the Securities Exchange Act.

Adjustments

The number and kind of shares offered under the 2014 Plan, the number and kind of shares subject to outstanding agreements, and the purchase price with respect to any of the foregoing may be adjusted proportionately by the Committee, in its sole discretion, in the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, consolidation, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the 2014 Plan.

Rights not Transferrable

The rights of any plan participant under the 2014 Plan are not transferable by voluntary or involuntary assignment or by operation of law, or in any manner other than by beneficiary designation or by the laws of descent and distribution.

No Rights as an Employee

Nothing in the 2014 Plan or in any right granted under the 2014 Plan shall confer upon a plan participant any right to continued employment by the Company or by any participating subsidiary of the company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or any participating subsidiary to terminate his or her employment at any time for any reason, with or without cause.

No Rights as a Shareholder

A plan participant will not have any rights as a shareholder with respect to any shares of Company common stock that he or she may have a right to purchase under the 2014 Plan until such shares have been purchased on the purchase date.

Governing Law

The 2014 Plan and all Agreements shall be construed in accordance with and governed by the law of the State of New York, without giving effect to any conflict of laws rule or principle that might require the application of the law of another jurisdiction.

Vote Required

Approval of the amendment and restatement of the 2004 Plan will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting, assuming the presence of a quorum at the annual meeting. If the shareholders do not approve the amendment and restatement of the 2004 Plan, it will not be implemented but we reserve the right to adopt such other compensation plans and programs as we deem appropriate and in the best interests of the Company and its shareholders.

Board Recommendation

The Board recommends a vote “FOR” the approval of the amendment and restatement of the Hooper Holmes, Inc. 2004 Employee Stock Purchase Plan.

PROPOSAL NO. 4
ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

Hooper Holmes's compensation programs are designed to attract, retain, and motivate executive officers and to provide a framework that delivers outstanding financial results over the long term. Our compensation programs for executive officers reflect the competitive environment in which we operate and incorporate performance-based criteria. To that end, the Compensation Committee monitors the executive compensation and compensation plans of other companies. In addition, our compensation programs are designed to establish compensation packages that balance cash and equity in a manner designed to align executive compensation with shareholder interests and also take into account the Company's cash position.

Stockholders are urged to read the “Compensation of Executive Officers” section of this proxy statement, which discusses Hooper Holmes's compensation policies and procedures, and the 2012 compensation for Hooper Holmes's named executive officers. The Compensation Committee and the Board believe that Hooper Holmes's compensation policies and procedures are effective in achieving Hooper Holmes's goals and are consistent with stockholder interests.

In accordance with section 14A of the Securities Exchange Act, we are including in this proxy statement a separate stockholder vote on executive compensation, which vote is non-binding. Accordingly, we are asking you to approve, on an advisory basis, the compensation of Hooper Holmes's named executive officers, as described in the
“Compensation of Executive Officers” section of this proxy statement, including the related compensation tables and other narrative executive compensation disclosure contained therein.

The following resolution will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders of Hooper Holmes, Inc. approve, on an advisory basis, the compensation of Hooper Holmes's named executive officers, as disclosed in the Compensation of Executive Officers section, compensation tables and narrative discussion of this Proxy Statement.”

While the Say-on-Pay resolution is non-binding, the Compensation Committee and the Board value the opinions of Hooper Holmes's shareholders as expressed through their votes and other communications. Accordingly, the Compensation Committee and the Board will carefully consider the outcome of the advisory vote on executive compensation and shareholder opinions received from other communications when making future compensation decisions. The Board therefore recommends that you indicate your support for Hooper Holmes's compensation policies and procedures for its named executive officers, as outlined above.

Vote Required

Approval of this proposal will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting, assuming the presence of a quorum at the annual meeting. Because this vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program.

Recommendation of the Board

The Board recommends that stockholders vote, on an advisory basis, “FOR” the approval of the named executive officers' compensation described in the Compensation of Executive Officers section, the compensation tables and the narrative discussion of this proxy statement.

PROPOSAL NO. 5
ADVISORY VOTE ON FREQUENCY OF
VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

In accordance with section 14A of the Securities Exchange Act, we are including in this proxy statement a separate stockholder vote on how frequently the advisory vote described under Proposal No. 4 (the “Advisory Vote on Compensation of Named Executive Officers”) should occur. As with the Advisory Vote on Compensation of Named Executive Officers, the vote described in this Proposal No. 5 is non-binding. Although this vote is non-binding, the Compensation Committee and the Board will review the results of the vote.

The Board has determined that providing stockholders with the Advisory Vote on Compensation of Named Executive Officers once every three years will be the most effective means for conducting and responding to the Advisory Vote based on a number of considerations, including the following:

•	Our compensation program is designed to induce and reward performance over a multi-year period;

•	A three-year cycle will provide investors sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcome of the Company;

•
A three-year vote cycle gives the Board and the Compensation Committee sufficient time to thoughtfully respond to stockholders' sentiments and to implement any necessary changes to our executive compensation policies and procedures; and

•
The Board will continue to engage with our stockholders on executive compensation during the period between stockholder votes. As discussed under “Communications with our Board,” the Company provides stockholders an opportunity to communicate with the Board, including on issues of executive compensation.

While the Board has determined that providing stockholders with the Advisory Vote on Compensation of Named Executive Officers once every three years is advisable, and therefore recommends that you approve a triennial vote, the Compensation Committee and the Board will consider our stockholders' concerns and take them into account in determining how frequently the Advisory Vote on Compensation of Named Executive Officers occurs.

Vote Required

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders. Because this vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in recommending a voting frequency to the Board.

Recommendation of the Board

The Board recommends that stockholders vote, on an advisory basis, for the Advisory Vote on Compensation of Named Executive Officers to occur once every THREE years.

PROPOSAL NO. 6
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of KPMG LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company and, if required, the effectiveness of the Company's internal control over financial reporting for the fiscal year ending December 31, 2013. KPMG LLP has served as the Company's auditors since 1980. Although shareholder ratification of our independent registered public accounting firm is not required by our bylaws or otherwise, we are submitting the selection of KPMG LLP to our shareholders for ratification to permit shareholders to participate in this important corporate decision.

Representatives of KPMG LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Vote Required

Ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for 2013 requires the affirmative vote of the majority of the votes cast at the annual meeting.

Board Recommendation

The Board recommends that shareholders vote “FOR” the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

Principal Accountant Fees and Services

The following table presents the fees for professional services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2012 and 2011, and fees for other services rendered by KPMG LLP during those periods.

Type of Fees	Fiscal Year Ended December 31, 2012	Fiscal Year Ended December 31, 2011
Audit Fees(1)	$496,000	$491,500
Audit-Related Fees	—	—
Tax Fees(2)	96,580	95,522
Total Fees	$592,580	$587,022

(1)
Audit fees in each of 2012 and 2011 include the audit of the Company's consolidated financial statements and review of quarterly financial statements. The 2011 amount also includes $12,000 for issuance of consent related to a Form S-8 filed August 15, 2011. The Company also expects to incur audit fees for additional work performed by KPMG LLP in connection with its audit of our consolidated financial statements for the year ended December 31, 2012. The additional fees have not yet been billed, but are estimated to be in the range of $75,000 to $85,000.

(2)	Tax fees in each of 2012 and 2011 consist of fees for tax compliance and general tax consulting services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee, in accordance with its charter, reviews and pre-approves all audit and permissible non-audit services provided by KPMG LLP, the Company's independent registered public accounting firm, and the related fees, prior to the Company's engagement of KPMG LLP to provide such services. By resolution of the Audit Committee, the chair of the Audit Committee may approve dollar amounts in excess of the fees established in such resolution(s), subject to ratification by the full committee at its next regular meeting. At subsequent Audit Committee meetings, the Audit Committee receives updates on services being provided by the independent registered public accounting firm, and management may present additional services for approval. All services being provided by the independent registered public accounting firm are regularly reviewed. For 2012, all audit and non-audit services provided by KPMG LLP were approved in advance by the Audit Committee.

The Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining KPMG LLP's independence and has determined that such services are compatible with maintaining KPMG LLP's independence.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information relating to Hooper Holmes' equity compensation plans as of December 31, 2012.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	6,429,250	$1.28	2,054,736
Equity compensation plans not approved by security holders	____	____	____

(1)
As of December 31, 2012, the 2011 Plan, the 2008 Plan, the 2007 Plan, and the 2004 Employee Stock Purchase Plan were the four equity compensation plans that were in effect and under which the Company may make future awards. The number of shares available for grant under each plan as of December 31, 2012 is as follows: 2011 Plan - 625,000; 2008 Plan - 202,150; 2007 Plan - 390,000; 2004 Employee Stock Purchase Plan - 837,586. In addition, options to purchase shares of common stock remain outstanding as of that date under the Hooper Holmes, Inc. 2002 Stock Option Plan, the Hooper Holmes, Inc. 1999 Stock Option Plan, the 1997 Stock Option Plan, and the 1997 Director Option Plan.

EXECUTIVE OFFICERS

The following table shows information about our executive officers as of April 10, 2013:

Name	Age	Position
Henry E. Dubois	51	President and Chief Executive Officer, and a member of the Board of Directors
Michael J. Shea	53	Senior Vice President, Chief Financial Officer and Treasurer
Joseph A. Marone, Jr.	57	Vice President and Controller
Mark C. Rosenblum	58	Senior Vice President, General Counsel and Corporate Secretary
Burt R. Wolder	61	Senior Vice President and Chief Marketing Officer

Information with respect to each of our executive officers other than Henry E. Dubois is provided below. Information regarding Mr. Dubois, who is a director as well as an executive officer of the Company, has been previously provided in the discussion of Proposal No. 1 in this proxy statement.

Michael J. Shea. Mr. Shea has served as our Senior Vice President, Chief Financial Officer and Treasurer since May 2006. From April 2003 until May 2006, Mr. Shea was the Chief Financial Officer of Computer Horizons Corporation, a provider of information technology services. From 1995 to 2003, he served as Vice President and Controller for Computer Horizons.

Joseph A. Marone, Jr. Mr. Marone has been a Vice President of the Company since 1999 and has served as Controller since 1992. He served as acting Chief Financial Officer of the Company from September 2005 until May 2006 and has been an employee of the Company since 1990.

Mark C. Rosenblum. Mr. Rosenblum has served as our Senior Vice President, General Counsel and Corporate Secretary since January 2009. Prior to joining us, Mr. Rosenblum was active in community and philanthropic endeavors, as well as consulting engagements. He was employed by AT&T, a global telecommunications provider, from 1984 until his retirement in June 2003 as Vice President - Law. Before that, Mr. Rosenblum was associated with the New York law firm of Sullivan & Cromwell.

Burt R. Wolder. Mr. Wolder has served as our Senior Vice President and Chief Marketing Officer since July 2006. From March 2005 until July 2006, Mr. Wolder was Vice President, Corporate Marketing, for Affiliated Computer Services, Inc., a provider of information technology and business process outsourcing services. From July 2004 until March 2005, Mr. Wolder served as the head of Communications, Human Resources and Investor Solutions for Mellon Financial Corporation, a global financial services company. Mr. Wolder was Vice President, Corporate Communications for AT&T from 1978 until April 2003.

COMPENSATION OF EXECUTIVE OFFICERS

The objective of our executive compensation is to enhance the Company's long-term profitability by providing compensation that will attract and retain superior talent, reward performance, and align the interests of our executive officers with the long-term interests of our shareholders. There are three principal components of the compensation we pay to our executive officers: (1) base salary, (2) equity compensation plans, and (3) “Executive Pay for Performance” cash bonus incentive plan (“PFP Plan”).
Base Salary

Each of our executive officers receives an annual base salary paid in cash. With the exception of a 2.5% increase effective April 1, 2011 for executive officers below the President and Chief Executive Officer level, we have not increased the annual base salaries for our executive officers since prior to 2008. With respect to our former President and Chief Executive Officer, the annual base salary for this position was reduced from $500,000 to $400,000 effective upon the appointment of Mr. Parker in September 2010.

Equity Compensation Plans

We sponsor and maintain the 2011 Plan and the 2008 Plan in which our executive officers are eligible to participate and under which grants may be made. Each of the 2011 Plan and the 2008 Plan is described more fully below under the heading “Stock Option Plans.”

PFP Plan

We maintain a PFP Plan for our executive officers and certain other senior managers. The PFP Plan is designed to provide meaningful incentives for our executives to meet or exceed budgeted targets in their respective areas of accountability, with primary emphasis on revenue and pre-tax and operating results - and thus to align the interests of our executives with those of our shareholders.

Under the PFP Plan, cash incentive award targets are set annually for participating executive officers and senior managers, based on certain performance measures established at the start of each year. The cash award amounts, and the performance measures associated with them, are determined each year by the Compensation Committee for all executives other than our Chief Executive Officer, and by our Board for the Chief Executive Officer.

Under the PFP Plans in effect with respect to each of the years 2010 and 2012, none of our (i) Chief Executive Officer, (ii) two most highly compensated executive officers other than the Chief Executive Officer (collectively, our “Named Executive Officers”), and (iii) former Chief Executive Officer received a cash incentive payment under the PFP Plan then in effect. Under the PFP Plan in effect with respect to the year 2011, as approved by the Compensation Committee and our Board, a total of 9 executives covered by the plan, including each of our three Named Executive Officers serving as executives at December 31, 2011, received cash incentive payments in accordance with the applicable performance measures. The 2011 PFP provided for cash payments ranging from 35% to as much as 100% of an executive's annual base salary, depending on the executive and on the degree to which the Company met or exceeded its 2011 targets for revenue and pre-tax and operating results. If the Company had met the Target Award level criteria for all such targets, the total cash incentive payments to all executives receiving payments under the 2011 PFP Plan would have been $884,750. The maximum aggregate payments, at the Stretch Award level (as defined in the PFP Plan), for all targets would have been $1,689,500. In 2011, the Company failed to meet the Target Award level criteria for budgeted revenue but did meet the Target Award level criteria for the pre-tax and operating results targets. As such, the aggregate cash incentive payments to the 9 executives participating in the 2011 PFP totaled $561,122.

Summary Compensation Table
The following table summarizes, with respect to our 2012 fiscal year, compensation awarded to or earned by our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation ($)	Total ($)
Ransom J. Parker(4)(14)	2,012	400,000	—	94,000	—	4,354(5)	498,354
Former President and Chief	2,011	400,000	53,000	58,500	163,680	59,250(6)	734,430
Executive Officer	2,010	117,570	—	420,000	—	3,813(7)	541,383

Michael J. Shea(14)	2,012	256,250	—	70,500	—	10,125(8)	336,875
Senior Vice President, Chief	2,011	253,125	42,400	46,800	102,300	23,250(9)	467,875
Financial Officer and Treasurer	2,010	250,000	—	53,000	—	23,250(10)	326,250

Burt R. Wolder	2,012	231,432	—	47,000	—	11,250(11)	289,682
Senior Vice President and Chief	2,011	227,813	31,800	39,000	64,449	23,750(12)	386,812
Marketing Officer	2,010	225,000	—	53,000	—	23,750(13)	301,750

(1)	Represents the fair value of unvested restricted stock awards calculated as of the date of grant.

(2)
Represents grant date fair value calculated in accordance with current authoritative accounting literature. For a description of the assumptions made in our valuation of option awards, please refer to Note 4 to the Company's consolidated financial statements in its annual report on Form 10-K for the year ended December 31, 2012. The amounts shown for prior year periods have been calculated in accordance with the same methodology.

(3)	Represents the dollar value of all earnings for services performed during the applicable fiscal year pursuant to awards under the applicable PFP Plan.

(4)	Mr. Parker resigned as President and Chief Executive Officer effective April 8, 2013. Mr. Parker was appointed President and Chief Executive Officer effective September 15, 2010.

(5)	Includes the incremental cost to the Company in 2012 for personal use of a Company-provided automobile of $4,354.

(6)
Includes the incremental cost to the Company in 2011 for personal use of a Company-provided automobile of $9,250, and a payment of $50,000 under the Relocation Agreement dated December 9, 2010 between the Company and Mr. Parker.

(7)	Includes the incremental cost to the Company in 2010 for personal use of a Company-provided automobile of $3,813.

(8)	Includes the incremental cost to the Company in 2012 for personal use of a Company-provided automobile of $10,125.

(9)	Includes the incremental cost to the Company in 2011 for personal use of a Company-provided automobile of $10,750, and a cash retention incentive payment of $12,500.

(10)	Includes the incremental cost to the Company in 2010 for personal use of a Company-provided automobile of $10,750, and a cash retention incentive payment of $12,500.

(11)	Includes the incremental cost to the Company in 2012 for personal use of a Company-provided automobile of $11,250.

(12)	Includes the incremental cost to the Company in 2011 for personal use of a Company-provided automobile of $11,250, and a cash retention incentive payment of $12,500.

(13)	Includes the incremental cost to the Company in 2010 for personal use of a Company-provided automobile of $11,250, and a cash retention incentive payment of $12,500.

(14)
In 2012, each of Mr. Parker and Mr. Shea had employment agreements with the Company which provided for certain potential payments to be made to the executives in connection with their respective termination or resignation from the Company. In the event of termination of the executive's employment by the Company without cause, or by the executive for Good Reason (as defined therein), the executive shall be entitled to receive (i) all accrued benefits through the date of termination, (ii) a lump sum amount equal to his base salary in effect at the time of termination through the longer of (A) the term remaining on the agreement or (B) one year (the “Severance Period”), (iii) continued participation in the Company's retirement and benefit plans during the Severance Period, and (iv) an automobile allowance of $700 per month during the Severance Period.

Outstanding Equity Awards at Fiscal Year-End Table

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)
Ransom J. Parker	250,000 24,750 -	750,000(1) 50,250(2) 200,000(5)	$0.58 $1.06 $0.65	9/15/2020 7/29/2021 7/31/2022	33,500	$13,400

Michael J. Shea	100,000	—	$3.09	5/9/2016
	100,000	—	$2.61	7/31/2017
	187,500	62,500(3)	$1.00	7/28/2018
	50,000	50,000(4)	$0.45	7/28/2019	37,500	$15,000
	100,000	—	$0.72	12/9/2020
	19,800	40,200(2)	$1.06	7/29/2021	26,800	$10,720
	—	150,000(5)	$0.65	7/31/2022

Burt R. Wolder	100,000	—	$2.86	7/26/2016
	75,000	—	$2.61	7/31/2017
	150,000	50,000(3)	$1.00	7/28/2018
	25,000	25,000(4)	$0.45	7/28/2019	25,000	$10,000
	100,000	—	$0.72	12/9/2020
	16,500	33,500(2)	$1.06	7/29/2021	20,100	$8,040
	—	100,000(5)	$0.65	7/31/2022

(1)	Scheduled to vest in four equal installments on the second through fifth anniversaries of the grant date, September 15, 2010.

(2)	Scheduled to vest in three installments: 33% on the first and second anniversaries of the grant date, July 29, 2011, and the remainder on July 29, 2014.

(3)	Scheduled to vest in four equal installments on the second through fifth anniversaries of the grant date, July 28, 2008.

(4)	Scheduled to vest in four equal installments on the second through fifth anniversaries of the grant date, July 28, 2009.

(5)	Scheduled to vest in three installments: 33% on the first and second anniversaries of the grant date, July 31, 2012, and the remainder on July 31, 2015.

Executive Change-in-Control Agreements

Our executive officers have each entered into an Executive Change in Control Agreement with the Company (“CIC Agreement”). The CIC Agreements provide that, if the employee is terminated by the Company without “cause” (not including a termination by reason of death or “Total Disability”) (as defined below) or the employee terminates employment for “good reason” (as defined below) within 12 months following a Change in Control (as defined below), the employee shall be:

•	paid a lump sum cash amount equal to:

◦	2 times the employee's base salary in effect at the time of the Change in Control;

◦
2 times the employee's annual bonus paid to the employee in the most recently completed fiscal year, or, if no bonus was paid, 2 times the employee's most recent annual bonus paid to the employee with respect to any of the 3 most recent fiscal years;

◦	the cash equivalent of any accrued and unused vacation amounts, if any; and

◦	a prorated amount of any annual bonus for the fiscal year in which the termination occurs;

•
at the sole cost of the Company, eligible to participate in (along with the employee's eligible dependents) all Company-sponsored or provided medical, dental, vision, and prescription drug plans and programs in which the employee was eligible to participate in at any point within the 12-month period prior to termination until the later of (i) 1 year following the Change in Control or (ii) 6 months following the employee's date of termination; and

•	provided with continued use of a Company automobile, if applicable, until the earlier of (i) the expiration of the lease term or (ii) the first anniversary of the Change in Control.

Change in Control. Under the CIC Agreements, a “Change in Control” shall occur or be deemed to have occurred if any of the following events occur:

•
any person (other than the Company or any subsidiary of the Company, a corporation or other entity owned by the shareholders of the Company in substantially the same proportions as their ownership of the Company, or an employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities (other than solely as a result of (i) acquisitions by the Company of its voting securities or (ii) acquisitions of the Company's voting securities directly from the Company);

•
individuals who, as of the date of the applicable CIC Agreement, constitute the Board (referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (provided that any person becoming a director subsequent to the date of the CIC agreement whose election, or nomination for election, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such person were a member of the Incumbent Board); or

•
a merger, consolidation, reorganization or share exchange, or sale of all of substantially all of the assets of the Company unless (1) the transaction results in the current beneficial owners of the Company's voting securities to continue to own, in substantially the same proportions, more than 50% of the combined voting power of the securities outstanding after the transaction, (2) no person is the beneficial owner, directly or indirectly, of 35% or more of the combined voting power of the securities outstanding after the transaction, and (3) a majority of the Board of the entity surviving after the transaction will be members of the Incumbent Board.

Termination for Good Reason. The employee may terminate employment for “good reason” upon any one of the following events:

•	a material diminution in the employee's authorities, duties, and/or responsibilities;

•	a material diminution in the budget over which the employee retains authority, unless the diminution is due to a Company-wide diminution of the total budget;

•	a material diminution in the employee's base salary, unless the diminution is the result of a Company-wide diminution in bonuses, awards and/or benefits of all similarly situated employees;

•	the Company's failure to pay the employee his salary, bonus or other compensation when due and payable;

•	a change in the employee's principal place of employment, which increases the employee's commute by more than 50 miles;

•	the failure of any successor to the Company to explicitly assume and agree to be bound by the CIC Agreement; or

•	a material breach by the Company of any of the terms and conditions of the CIC Agreement.

Termination for Cause. The Company may terminate employment for “cause” in the event of:

•	a felony or crime of moral turpitude by the employee;

•	an act of fraud, embezzlement, misappropriation of assets, dishonesty or disloyalty by the employee;

•	the employee's failure to substantially perform his duties as they exist at the time of a Change in Control and failure to cure such underperformance within 30 days written demand by the Company;

•	the employee's material breach of the CIC Agreement or any other agreement between the employee and the Company;

•	the employee's deliberate and persistent disregard of the Company's policies or procedures and failure to cure such noncompliance within 30 days written demand by the Company;

•	an act by the employee which brings material adverse publicity to the Company; or

•	an act or failure to act which constitutes gross negligence or a material breach of any fiduciary duty owed to the Company.

Total Disability. Total Disability means any physical or mental incapacity resulting in the employee's inability to perform substantially all of his essential duties for an aggregate of 4 months, whether or not consecutive, during the calendar year, and which the Company cannot reasonably accommodate without undue hardship.

In general, the payments described above are to be paid within 30 days of the date of termination, except that the annual bonus with respect to the fiscal year of termination will be paid during the 2½ month period between the beginning of the fiscal year following the fiscal year in which the termination occurs and the 15th day of the third month following the fiscal year in which the termination occurs. In the event that the employee's participation in any medical, dental, vision, and prescription drug plan, program or arrangement of the Company is prohibited, the Company will arrange to provide the employee with benefits substantially similar to those which the employee would have been entitled to receive under such plan, program or arrangement, for such period.

In the event that any payment or distribution by the Company to or for the benefit of the employee would be subject to an excise tax imposed by Section 4999 of the Code, the Company will determine if the payment of the excise tax would result in the employee receiving a net payment less than what the employee would have received if the payment by the Company was not subject to the excise tax. If the net payment is less than what the employee would have received if the payment was not subject to the excise tax, the Company shall reduce the total payment such that the employee will no longer be subject to an excise tax under Section 4999.

Stock Option Plans

The Company sponsors and maintains the Hooper Holmes, Inc. 2011 Omnibus Employee Incentive Plan (the “2011 Plan”) and the Hooper Holmes, Inc. 2008 Omnibus Employee Incentive Plan (the “2008 Plan”) in which our executive officers are eligible to participate and under which grants may be made. In addition, options to purchase shares of our common stock issued to our executive officers remain outstanding as of the date of this proxy statement under the Hooper Holmes, Inc. 1999 Stock Option Plan and the Hooper Holmes, Inc. 2002 Stock Option Plan.

Subject to the terms of any option agreement with respect to an award under the 2011 Plan and the 2008 Plan, all outstanding options granted under either of these plans may fully vest and become exercisable for the 15-day period immediately prior to a change of control of the Company where the option awards are not being assumed or continued as part of the transaction. In lieu of vesting for the 15-day period immediately prior to the change of control, the Compensation Committee may elect to cancel all outstanding option awards and pay to the option holder an amount equal to the amount paid to the holders of Company stock at the time of the change of control that exceeds the applicable option exercise price. Under each of these plans, a “change of control” is defined as the occurrence of any of the following events:

•
if any person (other than the Company, its affiliates, a trustee or fiduciary holding securities under an employee benefit plan of the Company, an underwriter temporarily holding Company securities or a corporation owned, directly or indirectly, by the Company shareholders in the same proportion as their ownership in the Company) is or becomes, directly or indirectly, the beneficial owner of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities;

•
any individuals who on the effective date of the 2011 Plan or 2008 Plan constitute the Board (as applicable, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, unless the election or nomination of the individual was approved by at least a majority of the directors then comprising the Incumbent Board; or

•
the Company shareholders approve a merger, consolidation or share exchange of the Company with any other corporation or entity, or approve the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company, or the Company's shareholders approve a plan of complete liquidation or dissolution of the Company.

Subject to the terms of any option agreement with respect to an award under the Hooper Holmes, Inc. 1999 Stock Option Plan and the Hooper Holmes, Inc. 2002 Stock Option Plan, all outstanding options granted under either of these plans are to fully vest and become exercisable immediately prior to or concurrent with an actual or threatened change in control of the Company. A “change in control of the Company” is defined as a change in control of a nature that would be required to be reported in response to Schedule 14A of Regulation 14A under the Exchange Act, including:

•
if any person, or group of affiliated persons, is or becomes, the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

•
if, during any period of 24 consecutive months during the term of an option or stock appreciation right granted under any of these plans, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority of the Board, unless the election, or the nomination for election by the Company's shareholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least 2/3rds of the directors then in office who were directors at the beginning of the period;

•	upon the first purchase of the Company's common stock in accordance with a tender or exchange offer (other than such an offer made by the Company); or

•	upon a complete liquidation or dissolution by the Company.

A “threatened change in control of the Company” is defined as any set of circumstances which in the opinion of the Board poses a real, substantial and immediate possibility of leading to a change in control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Board has adopted a policy regarding transactions with related persons that specifies the procedures to be followed by the Governance and Nominating Committee of the Board in considering, and determining whether to approve or ratify, a transaction with a related person. For purposes of the policy statement, a “related person” is defined to mean:

•
any person who is or was (since the beginning of the Company's most recently completed fiscal year) a director, nominee for director or executive officer of the Company or any subsidiary of the Company;

•	any person (including an entity or group) who is the beneficial owner of more than 5% of any class of the Company's voting securities;

•
any individual who is an immediate family member of any such person (i.e., such person's spouse, either parent, a step-parent, a child or stepchild, sibling, mother or father-in-law, brother or sister-in-law, son or daughter-in-law, or any person sharing the household of such person); or

•
any firm, corporation or other entity in which any such person serves as an executive officer or general partner or, together with any other persons described above, owns 10% or more of the equity interests of that firm, corporation or other entity.

The policy statement stipulates that each member of the Board and/or management is to provide the Governance and Nominating Committee of the Board with any and all information pertaining to any proposed or existing related person transaction promptly after becoming aware of such transaction. Upon being advised of the transaction, the Governance and Nominating Committee will consider, among other things:

•	the nature of the interest the related person has in the transaction;

•	the materiality of the interest the related person has or may have in the transaction;

•	the approximate dollar amount of the transaction;

•	whether the transaction is fair to the Company;

•	whether the transaction is on terms no less favorable than those generally available to unaffiliated third parties under the same or similar circumstances;

•	the significance of the transaction to investors in light of all the circumstances; and

•	whether the transaction would present a conflict of interest for a director or executive officer, as set forth in the Company's Code of Conduct and Ethics, or violate any other provision of such code.

If the Governance and Nominating Committee determines to approve or ratify the transaction, the committee is to provide the Board with a report consisting of the facts relating to the transaction considered by the committee, the material terms and business purpose of the transaction, the benefits to the Company and to the related person, and whether the transaction requires a waiver of the Company's Code of Conduct and Ethics. The report shall also indicate the basis for the committee's approval or ratification of the transaction.

There were no “related person” transactions arising or existing during 2011 or 2012, nor any currently proposed transactions , requiring disclosure under the applicable NYSE MKT listing standards, SEC rules and regulations or the Company's policies and procedures, other than the following:

Henry E. Dubois, the Company's current President and Chief Executive Officer, served as a consultant to the Executive Committee of the Board from January 3, 2013 until April 8, 2013 pursuant to an Interim Services Agreement, dated as of January 3, 2013, between Randstad Professionals US, LP, d/b/a Tatum (“Tatum”) and the Company (the “Tatum Agreement”). Since April 8, 2013, Mr. Dubois has served as President and Chief Executive Officer of the Company under the terms of the Tatum Agreement. Under the Tatum Agreement, the Company makes a base payment to Tatum of $12,000 per week, with a cash bonus of up to an additional $8,000 per week based on certain performance measures. In connection with Mr. Dubois's services, he will receive from Tatum approximately 70% of the amount paid by the Company to Tatum.

ADJOURNMENT OF THE ANNUAL MEETING

In the event there is an insufficient number of shares of our common stock present in person or by proxy at the annual meeting to constitute a quorum, the Board will request approval to adjourn the annual meeting to a later date. The place and date to which the annual meeting would be adjourned would be announced at the annual meeting.

SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

All shareholder proposals intended to be considered for inclusion in the Company's proxy materials for the 2013 annual meeting of shareholders (other than nominees for director as discussed earlier in this proxy statement) must be made in writing and received at the Company's executive office not later than December 20, 2013, and must otherwise comply with SEC Rule 14a-8. The notice containing such proposal must also include certain information specified in our bylaws. Shareholders should submit their proposals to the attention of the Company's Corporate Secretary, 170 Mt. Airy Road, Basking Ridge, New Jersey 07920, by certified mail - return receipt requested.

A shareholder who wishes to put forth a proposal to be considered at the 2014 annual meeting of shareholders without including the proposal in the Company's proxy materials must notify the Company of such proposal in writing by February 28, 2014, but not before January 29, 2014. The notice containing such proposal must also include certain information specified in our bylaws. Shareholders should submit their proposals to the attention of the Company's Corporate Secretary, 170 Mt. Airy Road, Basking Ridge, New Jersey 07920, by certified mail - return receipt requested. If we receive a notice after February 28, 2014, or before January 29, 2014, such notice will be considered untimely, and we will not have any obligation to present the proposal at the 2014 annual meeting of shareholders

By Order of the Board

Mark C. Rosenblum
Corporate Secretary

April 19, 2013

ANNEX A

HOOPER HOLMES, INC.
2011 OMNIBUS EMPLOYEE INCENTIVE PLAN
(Amended and Restated as of May 29, 2013)
Hooper Holmes, Inc., a New York corporation (the “Company”), sets forth herein the terms of its 2011 Omnibus Employee Incentive Plan (as amended and restated, the “Plan”), as follows:

1.	PURPOSE
The Plan is intended to:

•	enhance the Company's and its Affiliates' (as defined herein) ability to attract and retain highly qualified officers, key employees and other persons; and

•	motivate such persons to expend maximum effort to improve the business results and earnings of the Company principally by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.
The Plan provides for the grant of stock options and restricted stock. These awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms of the Plan.
2.    DEFINITIONS
For purposes of interpreting the Plan and related documents, including Award Agreements (as defined herein), the following definitions shall apply:
“Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company, including, without limitation, any Subsidiary and any corporation, partnership, joint venture, limited liability company or other entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of such corporation or the capital interest or profits interest of such partnership, joint venture, limited liability company or other entity. For purposes of granting Options, an entity may not be considered an Affiliate if it would result in the shares of Stock subject to an Award of Options not to qualify as service recipient stock under Code Section 409A.
“Award” means a grant under the Plan of an Option or Restricted Stock.
“Award Agreement” means either (i) a written agreement entered into by the Company or an Affiliate with a Grantee that evidences and sets out the terms and conditions applicable to an Award, or (ii) a written statement issued by the Company or an Affiliate to a Grantee describing the terms and provisions of an Award.

“Board” means the Board of Directors of the Company.
“Cause” means, except as otherwise determined by the Committee and set forth in an Award Agreement:
(a)    if a Grantee is subject to an employment, retention or similar agreement between the Company or an Affiliate and the Grantee that defines “cause,” such definition; and
(b)    for all other Grantees:
(i)any act of personal dishonesty by the Grantee in connection with his or her responsibilities as an Employee and intended to result (or which results) in personal enrichment to the Grantee;

(ii)the Grantee's willful act constituting Gross Misconduct that is injurious to the Company; or

(iii)the Grantee's conviction or plea of guilty or nolo contendere to a felony involving theft or moral turpitude that the Committee reasonably believes had or will have a material detrimental effect on the Company's reputation or business.
“Change of Control” shall occur if any of the following events occur:
(a)any Person, other than:
(i)    the Company or any of its Affiliates;
(ii)    a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates;
(iii)    an underwriter temporarily holding securities in connection with an offering of such securities; or
(iv)    a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock in the Company is or becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities (other than as a result of an acquisition(s) of securities from the Company);
(b)    individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board;
(c)    the Company's shareholders approve a merger, consolidation or share exchange of the Company with any other corporation or entity, or approve the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company, regardless of which entity is the survivor, other than:
(i)    a merger, consolidation or share exchange that would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent immediately after such merger, consolidation or share exchange more than 50% of the combined voting power of the Company or the surviving entity; or
(ii)    a merger, consolidation or share exchange effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of 35% or more of either the then outstanding shares of Stock of the Company or the combined voting power of the Company's then outstanding securities; or
(d)    the Company's shareholders approve a plan of complete liquidation or dissolution of the Company or an agreement for the Company's sale or disposition of all (or substantially all) of its assets, in one transaction or a series of transactions within any period of 24 consecutive months.
“Code” means the U.S. Internal Revenue Code of 1986, as now in effect or as hereafter amended from time to time, or any successor thereto. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.
“Committee” means the Compensation Committee of the Board, or any other duly authorized committee of the Board appointed by the Board to administer the Plan.
“Company” means Hooper Holmes, Inc., a New York corporation.
“Disability” with respect to any Grantee, means any physical or mental incapacity as a result of which the Grantee is unable to perform substantially all of his or her essential duties for an aggregate of four (4) months, whether or not consecutive, during any calendar year, and which cannot be reasonably accommodated by the Company (or any Affiliate) without undue hardship.

“Effective Date” means May 24, 2011, the date of the approval of the Plan by the Company's shareholders at the annual meeting of shareholders held on that date.
“Employee” means any employee of the Company or an Affiliate. Members of the Board who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under this Plan. For greater clarity, and without limiting the generality of the foregoing, individuals described in the first sentence of this definition who are foreign nationals or are employed outside of the United States, or both, are Employees and may be granted Awards on the terms and conditions set forth in the Plan, or on such other terms and conditions as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended from time to time, or any successor act thereto.
“Fair Market Value” or “FMV” means, as applied to a specific date, the value of a share of Stock, determined as follows:
(a)    If, on such date, the Stock is listed on an established national or regional stock exchange, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or such market. If there is more than one such exchange or market, the Committee shall determine the appropriate exchange or market. If there is no such reported closing price on the applicable date, the Fair Market Value shall be:
(i)    the mean between the high and low sales prices on such date or, if no sale of Stock is reported on such date, on the next preceding day on which any sale of Stock shall have been reported, provided such next preceding day is within no more than a two-week period of such date; and
(ii)    if no sale of Stock is reported on the applicable date or during the two-week period preceding that date, the mean between the highest bid and lowest asked prices on the applicable date or the date closest to that date during the prior two-week period.
(b)    If, on such date, the Stock is not then listed on a national or regional stock exchange or publicly traded on an established securities market, Fair Market Value shall be the value of the Stock as determined by the Committee in good faith in a manner consistent with Treasury Regulations promulgated under Code Section 409A.
“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons has more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) controls the management of the assets, and any other entity in which one or more of these persons (or the Grantee) owns more than 50% of the combined voting power.
“Fiscal Year” means the year commencing on January 1 and ending December 31, or such other time period as approved by the Board.
“Grant Date,” with respect to an Award, means, as determined by the Committee, the latest to occur of (i) the date as of which the Committee approves the Award, (ii) the date on which the Grantee of the Award first becomes eligible to receive the Award by virtue of becoming an Employee, or (iii) such other date as may be specified by the Committee.
“Grantee” means an Employee who receives or holds an Award under the Plan.
“Gross Misconduct” means:
(a)    theft or damage of Company property;
(b)    use, possession, sale or distribution of illegal drugs;
(c)    being under the influence of alcohol or drugs (except to the extent medically prescribed) while on duty or on Company premises;

(d)    involvement in activities representing conflicts of interest;
(e)    improper disclosure of confidential information;
(f)    conduct endangering, or likely to endanger, the health or safety of one or more other Employees; or
(g)    falsifying or misrepresenting information on Company records.
“Nonqualified Stock Option” or “NQSO” means an Option that is not an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
“Option” means an option to purchase one or more shares of Stock granted in accordance with the terms of the Plan.
“Option Price” means the per share exercise price for shares of Stock subject to an Option.
“Period of Restriction” means the period when an Award of Restricted Stock is subject to forfeiture based on the passage of less than a specified period of time, the potential failure to achieve specified performance criteria and/or the non-occurrence of other events as determined by the Committee, in its discretion.
“Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof. A “Person” shall not include (i) the Company or any Affiliate, (ii) any trustee or other fiduciary under an employee benefit plan sponsored by the Company or any Affiliate, or (iii) any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of Stock.
“Restricted Stock” means shares of Stock awarded under Section 10 of the Plan.
“Retirement” shall mean a termination of employment, for reasons other than Cause, Disability or death, upon or following a Grantee's attainment of age fifty-five (55) and completion of at least (10) years of service with the Company, or at such earlier time as the Committee may determine.
“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended from time to time, or any successor act thereto.
“Stock” means the common stock of the Company, $0.04 par value per share.
“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.
3.    ADMINISTRATION OF THE PLAN
3.1    Committee. The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws, the Committee's charter and applicable law. The Committee shall have full and exclusive discretionary power to, among other things:

•	interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan;
•determine eligibility for Awards; and

•	adopt such rules, regulations and guidelines for administering the Plan as the Committee may deem necessary or proper.

Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to Section 13 of the Plan, adopting modifications and amendments, or subplans, to the Plan or any Award Agreement, including any that are necessary or appropriate to comply with the laws or compensation practices of the countries and other jurisdictions in which the Company and/or any Affiliates operate.

All actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting or by unanimous consent of the Committee executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.
The Committee may employ attorneys, consultants, accountants, agents and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive, and binding upon Award recipients, the Company, and all other interested parties.
3.2    Forfeiture of Award under Certain Circumstances.
(a)    The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee in connection with an Award(s) on account of actions taken by the Grantee in violation of or in conflict with any (i) employment agreement, (ii) non-competition agreement, (iii) agreement prohibiting solicitation of Employees or clients of the Company or any Affiliate, or (iv) confidentiality obligation with respect to the Company or any Affiliate. In addition, the Company may annul an Award if the Grantee ceases to be an Employee as a result of a termination for Cause.
(b)    If the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under applicable securities laws, the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and any Grantee who knowingly engaged in the misconduct, was grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct or was grossly negligent in failing to prevent the misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document(s) embodying such financial reporting requirement.
3.3    No Repricing. Notwithstanding anything in the Plan to the contrary, no amendment or modification may be made to an outstanding Option, including, without limitation, by reducing the exercise price of an Option or replacing an Option with cash or another Award type, that would be treated as a repricing under the rules of the principal stock exchange on which the Stock is then listed, in each case, without the approval of the Company's shareholders; provided, that, appropriate adjustments may be made to outstanding Options in accordance with Section 12 of the Plan and may be made to make changes to achieve compliance with applicable law, including Code Section 409A.
3.4    No Liability. The Committee shall not be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.
3.5    Share Issuance/Book-Entry. Notwithstanding any provision of the Plan to the contrary, the issuance of shares of Stock under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one of more stock certificates.
4.    SHARES OF STOCK SUBJECT TO THE PLAN
4.1    Number of Shares of Stock Available for Awards. Subject to adjustment as provided in Section 12 of the Plan, the number of shares of Stock available for issuance under the Plan shall be equal to three million five hundred thousand (3,500,000).
Any of the shares of Stock available for Awards under the Plan may be used for any types of Awards described in the Plan.
Shares of Stock issued or to be issued under the Plan shall be authorized but unissued shares, shares purchased in the open market or otherwise, treasury shares or any combination thereof, as the Committee or, if appropriate, the Board may determine.

4.2    Adjustments in Authorized Shares. The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations or other transactions to which Code Section 424(a) applies. Subject to any shareholder approval requirement under the listing standards of the principal stock exchange on which the Stock is listed at the time of any such transaction, the number of shares of Stock reserved in accordance with Section 4 shall be increased by the corresponding number of Awards assumed and, in the case of substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution. Notwithstanding the foregoing, no such adjustment shall be authorized to the extent that such adjustment would cause the Award to become subject to Code Section 409A.
4.3    Share Usage.
(a)    Shares of Stock covered by an Award shall be counted as used as of the Grant Date with respect to such Award.
(b)    For purposes of computing the total number of shares of Stock granted under the Plan, the following rules shall apply to Awards payable in shares of Stock, where appropriate:
(i)    Any shares of Stock that are subject to an Award of Options shall be counted against the limit set forth in Section 4.1 as one (1) share for every one (1) share subject to such an Award;

(ii)    Where two types of Awards (each of which is payable in shares of Stock) are granted to a Grantee in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares subject to only one of such tandem Awards shall be counted against the aggregate number of shares of Stock available for issuance under the Plan; and

(iii)    The maximum number of shares of Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested in additional shares of Stock or credited as additional shares of Restricted Stock issued or issuable under the Plan.

Additional rules for determining the number of shares of Stock granted under the Plan may be made by the Committee as the Committee deems necessary or desirable.

(c)    Any shares of Stock that are not used because the terms and conditions of the applicable Award are not met may again be used for an Award under the Plan.
(d)    Any shares of Stock that are not used because the Award (or any portion thereof) terminates, expires, is exchanged or forfeited, or is settled in cash in lieu of shares of Stock, may again be used for an Award under the Plan.
(e)    The number of shares of Stock available for issuance under the Plan shall not be increased by (i) any shares tendered or withheld, or Award surrendered, in connection with the purchase of shares upon exercise of an Option as described in Section 9.8, or (ii) any shares withheld or deducted from an Award payment in connection with the Company's tax withholding obligations as described in Section 16.
4.4    No Issuance of Fractional Shares. No fractional shares of Stock may be issued under the Plan. Cash shall be paid in lieu of any factional shares in settlement of any Award.

5.    EFFECTIVE DATE AND DURATION
5.1    Effective Date. The Plan shall commence as of the Effective Date.
5.2    Term. The Plan shall remain in effect, subject to the right of the Committee or the Board to amend, suspend or terminate the Plan at any time in accordance with Section 13, until the earlier of (i) the tenth anniversary of the Effective Date, or (ii) all shares of Stock subject to the Plan have been issued according to the Plan's provisions. No Award shall be made under the Plan after the Plan's termination date, but Awards made prior to the Plan's termination date may extend beyond that date.

6.    AWARD ELIGIBILITY AND PARTICIPATION
6.1    Eligibility. Awards may be made under the Plan to Employees.

6.2    Participation. The Committee may from time to time select the Employees to whom Awards shall be granted and, subject to the Plan's provisions, shall determine, in the Committee's discretion, the nature, terms and amount of each Award.

6.2    Limitations on Awards to Grantees. During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, to the extent any Award is subject to the attainment of performance goals, then the maximum aggregate Award of shares of Stock that can be awarded under the Plan to any one Employee in any Fiscal Year shall be four hundred thousand (400,000) Shares. This limitation shall be subject to adjustment as provided in Section 12 of the Plan.

7.    AWARD AGREEMENT
7.1    General. Each Award granted under the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain the same or similar provisions but shall be consistent with and subject to the terms of the Plan.
7.2    Option Award Agreements. An Award Agreement for an Award of an Option shall specify, among other things:
•the Option Price
•the number of shares of Stock to which the Option pertains
•the vesting schedule
•the conditions upon which an Option shall become vested and exercisable
•the term of the Option
•treatment upon the Grantee's ceasing to be an Employee
•the form of payment upon exercise, and
•any such other provisions the Committee shall determine.

7.3    Restricted Stock Award Agreements. An Award Agreement for an Award of Restricted Stock shall specify, among other things:
•the purchase price (if any)
•the number of shares of Restricted Stock subject to the Award
•the vesting period and/or the Period (s) of Restriction
•treatment upon the Grantee's ceasing to be an Employee
•voting and/or dividend rights, if any, and
•any such other provisions the Committee shall determine.

8.    PERFORMANCE CONDITIONS APPLICABLE TO AWARDS
The right of a Grantee to receive a grant of, or to exercise or receive the payout with respect to, any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such corporate and individual criteria and other measures of performance as it may deem appropriate in establishing such performance conditions.
9.    TERMS AND CONDITIONS OF AWARDS OF OPTIONS
9.1    Grant. Subject to the terms and provisions of the Plan, Options may be granted to Grantees at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion. Notwithstanding the foregoing, no Option may be granted more than ten (10) years after the earlier of (i) adoption of the Plan by the Board and (ii) the Effective Date. All Options granted under the Plan shall be Nonqualified Stock Options.

9.2    Price. The Option Price for each Award of an Option shall be determined by the Committee but and set forth in the applicable Award Agreement, but shall be a price not less than 100 percent of the FMV of a share of Stock on the Grant Date of the applicable Award.
9.3    Vesting. Subject to Sections 9.5 and 12, each Award of an Option granted under the Plan shall, unless otherwise provided in the Award Agreement, vest and become exercisable in four (4) equal annual installments commencing with the second anniversary of the Grant Date. The Committee may provide that an entire Option (or portion thereof) may not be exercised unless and until a Grantee remains an Employee for a period of time from the Grant Date of the Option.
9.4    Term. Each Award of an Option granted under the Plan shall expire, and all rights to purchase shares of Stock thereunder shall cease, at such time as the Committee shall determine at the time of grant; provided, however, no Award of an Option shall be exercisable later than the tenth (10th) anniversary of its Grant Date.
9.5    Effect of Cessation of Employee Status. Unless specifically stated otherwise in the applicable Award Agreement, upon the date on which a Grantee ceases to be an Employee, all rights to exercise Grantee's Options shall terminate immediately to the extent such Options are then unvested, and to the extent any Options are then vested such Options shall be exercisable after the Grantee ceases to be an Employee only during the applicable time period determined in accordance with this Section and thereafter shall terminate.
(a)    Cessation Due to Death, Disability or Retirement.
(i)    If a Grantee dies while an Employee, the Grantee's Options, to the extent unexercised and vested on the date on which the Grantee dies, may be exercised by his or her Beneficiary at any time, or from time to time, but not later than the expiration date specified in the applicable Award Agreement or twelve (12) months after the Grantee's death, whichever is earlier.
(ii)    If a Grantee ceases to be an Employee due to Disability, the Grantee may exercise his or her Options, to the extent unexercised and vested on the date on which the Grantee ceases to be an Employee, at any time, or from time to time, but not later than the expiration date specified in the applicable Award Agreement or twelve (12) months after ceasing to be an Employee, whichever is earlier.
(iii)    If a Grantee ceases to be an Employee by reason of Retirement, all rights to exercise his or her Options, to the extent unexercised and vested on the date on which the Grantee ceases to be an Employee, shall terminate no later than the expiration date specified in the applicable Award Agreement or twelve (12) months after the Grantee ceases to be an Employee, whichever is earlier.
(b)    Cessation for Reasons other than Death, Disability or Retirement. If a Grantee ceases to be an Employee for any reason other than death, Disability or Retirement, all rights to exercise his or her Options, to the extent unexercised and vested on the date on which the Grantee ceases to be an Employee, shall terminate no later than the expiration date specified in the applicable Award Agreement or thirty (30) days after the date the Grantee ceases to be an Employee, whichever is earlier, unless the Committee decides that such Options shall terminate on the date the Grantee ceases to be an Employee.
9.6    Suspension of Right to Exercise Options. The Company reserves the right from time to time to suspend the exercise of any Option awarded under the Plan where such suspension is deemed by the Company as necessary or appropriate for corporate purposes. No such suspension shall extend the life of the Option beyond its expiration date, and in no event will there be a suspension in the five (5) calendar days immediately preceding the expiration date of such Option.
9.7    Manner of Exercise. Subject to the terms of Section 9.6, an Option that is exercisable may be exercised by the delivery to the Company of a notice of exercise on any business day, at the Company's principal office, in a form specified or accepted by the Committee, or by complying with any alternative procedures that may be authorized by the Committee. Such notice shall set forth the number of shares of Stock with respect to which the Option is to be exercised. Subject to the terms of Section 16, the exercise notice shall be accompanied by full payment for the shares of Stock for which the Option is being exercised, plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to such Option exercise.

9.8    Form of Payment Upon Exercise of Option. The Option Price upon exercise of an Option, together with any withholding taxes, shall be payable to the Company in full:
    (a)    in cash or cash equivalents acceptable to the Company (unless otherwise determined or accepted by the Committee, all payments in cash shall be paid in United States dollars);
(b)    by tendering (either by actual delivery or attestation) previously acquired shares of Stock having an aggregate FMV at the time of exercise of the Option equal to the Option Price for the shares for which the Option is being exercised and any withholding taxes;
(c)    by a net exercise of the Option (that is, by using a portion of the shares of Stock subject to the Option, valued at the FMV of the date of exercise of the Option, to pay the Option Price for the shares of Stock for which the Option is being exercised and any withholding taxes);
(d)    to the extent permitted by law and by the Award Agreement, by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker or financial services firm acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes, subject to any arrangements then in effect with respect to the broker or financial services firm pertaining to such transaction;
(e)    by any other method approved or accepted by the Committee in its sole discretion, subject to such rules and regulations as the Committee may establish; or
(f)    any combination of the methods described in subsections (a), (b), (c), (d) or (e) above.
9.9    Delivery of Shares. As soon as practicable after receipt of a notice of exercise of an Option by a Grantee and the payment in full of the Option Price for the shares of Stock for which the Option is being exercised and any required federal or other taxes, the Committee shall cause to be delivered to the Grantee a stock certificate or certificates or, as provided in Section 3.5, a book-entry registration, evidencing the Grantee's ownership of such shares.
9.10    Restrictions on Transferability of Shares of Stock Following Exercise of Option. The shares of Stock acquired by a Grantee upon the exercise of an Award of an Option may be subject to restrictions on transfer under applicable securities laws, the requirements of any stock exchange or market upon which the Stock is listed and/or traded, or as the Committee may deem advisable, including, without limitation, restrictions requiring the Grantee to hold the shares acquired for a specified period of time.
9.11    Restrictions on the Transferability of Options.
(a)    Except as otherwise provided in Section 9.11(b), an Option granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted under the Plan shall be exercisable during the lifetime of a Grantee only by that Grantee (or, in the event of the Grantee's legal incapacity or incompetency, the Grantee's guardian or legal representative).
(b)    Family Transfers. If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option to any Family Member. For purposes of this Section 9.11(b), a “not for value” transfer is a transfer which is:
(i)    a gift;
(ii)    a transfer under a domestic relations order in settlement of marital property rights; or
(iii)    a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity.
Following a transfer under this Section 9.11(b), any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 9.11(b) or by will or the laws of descent and distribution.

10.    TERMS AND CONDITIONS OF AWARDS OF SHARES OF RESTRICTED STOCK
10.1    Awards of Shares of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock to Grantees in such amounts and upon such terms as the Committee shall determine.
10.2    Vesting; Period of Restriction; Other Restrictions.
(a)    Vesting. Subject to Sections 10.3 and 12, each Award of shares of Restricted Stock shall, unless otherwise provided in the Award Agreement, vest in four (4) equal annual installments commencing with the second anniversary of the Grant Date. The Committee may provide that an Award of shares of Restricted Stock (or a portion of such Award) may not vest unless and until a Grantee remains an Employee for a period of time from the Grant Date of such Award.
(b)    Period of Restriction. At the time an Award of shares of Restricted Stock is made, the Committee may, in its discretion, establish a Period of Restriction applicable to such shares of Restricted Stock. Each Award of shares of Restricted Stock may be subject to a different Period of Restriction.
(c)    Other Restrictions. The Committee may, in its discretion, at the time an Award of shares of Restricted Stock is made or at any time thereafter, prescribe such other conditions and/or restrictions applicable to such Award, including:

•	restrictions based upon the achievement of corporate and individual performance goals, which may be applicable to all or any portion of the Award;
•time-based restrictions on vesting following the attainment of performance goals;

•	restrictions under applicable laws or under the requirements of any stock exchange or market upon which shares of Stock are listed or traded; or

•	holding requirements or sale restrictions placed on the shares upon vesting of such Award.

10.3    Effect of Cessation of Employee Status. Each Award Agreement with respect to an award of shares of Restricted Stock shall set forth the extent, if any, to which the Grantee shall have the right to retain any outstanding Award of shares of Restricted Stock following the Grantee's ceasing to be an Employee due to death or Disability. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among Awards of shares of Restricted Stock granted under the Plan. Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon a Grantee's ceasing to be an Employee for any reason other than the Grantee's death or Disability, any Award of shares of Restricted Stock held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not been satisfied or lapsed, shall immediately be deemed forfeited; provided, however, that the Committee may, in its discretion, in any individual case, provide for waiver in whole or in part of restrictions or forfeiture conditions related to the shares of Restricted Stock. Upon forfeiture of an Award of shares of Restricted Stock, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote the shares of Restricted Stock or any right to receive dividends with respect to the shares of Restricted Stock.
10.4    Rights of Grantees Holding Shares of Restricted Stock.
(a)    Voting Rights.     Unless the Committee otherwise provides in the applicable Award Agreement, a Grantee holding an Award of shares of Restricted Stock granted or issued under the Plan shall have the right to vote such shares.
(b)    Dividend Rights. During the vesting period and/or the Period of Restriction, unless the Committee determines otherwise, a Grantee holding an Award of shares of Restricted Stock granted under the Plan shall be credited with dividends paid with respect to the shares of Restricted Stock while they are so held, in a manner determined by the Committee in its sole discretion. Such dividends will be held and subject to forfeiture until such time as the restrictions lapse on the shares of Restricted Stock to which they relate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Stock or shares of Restricted Stock. Such dividends or dividend equivalents shall be paid no later than 2-1/2 months following the end of the calendar year in which the applicable restrictions lapse and such dividends or dividend equivalents become payable to a Grantee. All distributions, if any, received by a Grantee with respect to an Award of Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to such Award.

10.5    Purchase of Restricted Stock. The Grantee shall be required, to the extent required by applicable law, to purchase shares of Restricted Stock from the Company at a purchase price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock, or (ii) the purchase price, if any, specified in the Award Agreement relating to such Award of Restricted Stock. The purchase price, if any, shall be payable in cash or, in the discretion of the Committee, in consideration for past services rendered to the Company or an Affiliate.
10.6    Restrictions on Transferability of Restricted Stock. Except as otherwise provided in this Plan or the Award Agreement, an Award of shares of Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated during the applicable vesting period and/or Period of Restriction specified in the Award Agreement or prior to the satisfaction of any other restrictions applicable to the Award.
10.7    Restricted Stock Certificate; Delivery of Stock. The Company shall issue, in the name of each Grantee to whom an Award of Restricted Stock has been made, a stock certificate(s) representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Secretary of the Company shall hold such certificate(s) for the Grantee's benefit until such time as (i) the Restricted Stock is forfeited, or (ii) the applicable vesting period and/or Period of Restriction expires, and all restrictions applicable to the Award lapse. Such certificate(s) shall bear a legend(s) that complies with applicable securities laws and regulations and makes appropriate reference to the vesting and other restrictions imposed under the Plan and the Award Agreement. In the alternative, as provided in Section 3.5, the Company may make a book-entry registration evidencing the Grantee's ownership of shares of Restricted Stock with appropriate stop transfer instructions.
Upon the expiration or termination of any vesting period and/or Period of Restriction and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to shares of Restricted Stock settled in shares of Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate(s) for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary, as the case may be (or, as provided in Section 3.5, the Company may make a book-entry registration evidencing same).
11.    REQUIREMENTS OF LAW
11.1    General.

(a)    The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations.

(b)    If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares of Stock under the Plan, no shares may be issued or sold to a Grantee or any other individual exercising an Option that may be settled in shares of Stock unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company. Any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, upon the exercise of any Option that may be settled in shares of Stock, or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Committee has received evidence, satisfactory to the Committee, that the Grantee or any other individual exercising an Option may acquire such shares in accordance with an exemption from registration under the Securities Act.

The Company may, but shall in no event be obligated to, register any securities which may be issued under the Plan in accordance with the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock under the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

11.2    Exchange Act Rule 16b-3. During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards under the Plan and the exercise of Options granted under the Plan will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. If Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements, or to take advantage of any features, of the revised exemption or its replacement.

12.    EFFECT OF CHANGES IN CAPITALIZATION
12.1    Changes in Stock

(a)    If, after the Effective Date, the number of outstanding shares of Stock is increased or decreased, or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company, on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares, effected without receipt of consideration by the Company, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly so that the proportionate interest of the Award recipient immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price of such outstanding Options. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration by the Company.

(b)    In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, of the Company) without receipt of consideration by the Company, the Committee shall, in the manner the Committee deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards (or, in the case of Awards of Options that have been partially exercised at the time of such distribution, the portion of such Awards that remain outstanding) and/or (ii) the exercise price of outstanding Options, to reflect such distribution.

12.2    Reorganization in which the Company is the Surviving Entity which does not Constitute a Change of Control. If the Company is the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities that does not constitute a Change of Control, any outstanding Option (or the portion of such Option outstanding) previously granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such outstanding Option (or outstanding portion thereof) would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to the shares of Stock underlying such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.
12.3    Change of Control Transaction in which Awards are not Assumed. Upon the occurrence of a Change of Control in which outstanding Awards of Options and/or shares of Restricted Stock are not being assumed or continued, unless otherwise specifically prohibited under applicable law or the rules and regulations of a national securities exchange on which the shares of Stock are then listed or traded:
(a)    Outstanding Awards of Options. With respect to outstanding Awards of Options, either of the following two actions shall be taken:
(i)    fifteen (15) days prior to the scheduled consummation of a Change of Control, all outstanding Awards of Options shall become immediately exercisable and shall remain exercisable for a period of 15 days; or

(ii)    the Committee may elect, in its discretion, to cancel any outstanding Awards of Options, and pay and deliver (or cause to be paid and delivered) to the holder thereof an amount in cash or securities (or a combination thereof) having a value equal to the product of the number of shares of Stock subject to the Option (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share to be paid to holders of shares of Stock outstanding at the time of consummation of the Change of Control transaction, in accordance with the terms of the agreement(s) memorializing the Change of Control transaction, exceeds (II) the Option Price applicable to such Award Shares. Such payment shall occur within a reasonable time subsequent to the Change of Control transaction, but in no event later than 2-1/2 months following the end of the calendar year in which the Change of Control transaction occurs.
With respect to the Company's establishment of a 15-day exercise window as provided above, (i) any exercise of an Option during the 15-day period shall be conditioned upon the consummation of the Change of Control transaction and shall be effective only immediately before the consummation of the Change of Control transaction, and (ii) upon consummation of any Change of Control transaction, the Plan and all outstanding but unexercised Awards of Options shall terminate. The Committee shall send notice of a Change of Control transaction that will result in a termination of the Plan and all outstanding but unexercised Awards of Options to all individuals who hold such Awards not later than the time at which the Company gives notice of such event to its shareholders.
(b)    Outstanding Awards of Restricted Stock. With respect to outstanding Awards of Restricted Stock, either of the following two actions shall be taken:
(i)    all outstanding Awards of shares of Restricted Stock shall be deemed to have vested and the shares of Stock subject to such Awards shall be delivered, immediately prior to the occurrence of such Change of Control; or
(ii)    the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Restricted Stock and pay and deliver (or cause to be paid and delivered) to the holder thereof an amount in cash or securities (or a combination thereof) having a value (as determined by the Committee acting in good faith) equal to the formula or fixed price per share to be paid to holders of shares of Stock outstanding at the time of consummation of the Change of Control transaction. Such payment shall occur within a reasonable time subsequent to the Change of Control transaction, but in no event later than 2-1/2 months following the end of the calendar year in which the Change of Control transaction occurs.
12.4    Change of Control in which Awards are Assumed. The Plan, and any Awards of Options and/or shares of Restricted Stock granted prior to a Change of Control, shall continue in the manner and under the terms so provided in the event of a Change of Control if provision is made in writing in connection with such Change of Control for either (i) the assumption or continuation of such Options and/or shares of Restricted Stock, or (ii) the substitution of such Options and/or shares of Restricted Stock for new options and shares of restricted stock relating to the stock of the successor entity, or a parent or subsidiary of the successor entity, with appropriate adjustments to the number of shares, as well as option exercise prices.
12.5    Adjustments. Adjustments under this Section 12 (other than adjustments made in accordance with Section 12.4) related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued under any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in this Section 12. This Section 12 does not limit the Company's ability to provide for alternative treatment of Awards outstanding under the Plan upon the occurrence of events that do not constitute a Change of Control.
12.6    No Limitations on Company. The making of Awards under the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or sell or transfer all or any part of its business or assets.

13.    AMENDMENT, SUSPENSION AND TERMINATION OF THE PLAN
The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company's shareholders to the extent determined by the Board to be necessary under the Company's organizational documents, or by applicable law or stock exchange listing requirements. In addition, an amendment will be contingent on approval of the Company's shareholders if the amendment would:
•materially increase the benefits accruing to Grantees under the Plan;

•	materially increase the aggregate number of Shares that may be issued under the Plan; or

•materially modify the requirements as to eligibility for participation in the Plan.

No amendment, suspension or termination of the Plan shall, without the consent of the Award recipient, impair rights or obligations under any Award previously awarded under the Plan.
No awards shall be made after termination of the Plan.
14.    BENEFICIARY DESIGNATION
A Grantee's “beneficiary” is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Grantee's death. A Grantee may designate a beneficiary or change a previous beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose. If a Grantee fails to designate a beneficiary or the beneficiary designated by the Grantee is not eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Grantee's death, the beneficiary shall be the Grantee's estate.

Notwithstanding the provisions of this Section above, the Committee may in its discretion, after notifying any affected Grantees, modify the foregoing requirements, institute additional requirements for beneficiary designations. In addition, the Committee may suspend the existing beneficiary designations of living Grantees or the process of determining beneficiaries under this Section, or both, in favor of another method of determining beneficiaries.

15.    RIGHTS OF EMPLOYEES
15.1    Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Grantee's employment or other service relationship at any time, nor confer upon any Grantee any right to continue in the capacity in which he or she is employed or otherwise serves the Company or an Affiliate.
Neither an Award nor any benefits arising under this Plan shall constitute part of an employment contract with the Company or an Affiliate and, accordingly, subject to the terms of the Plan, the Plan may be terminated or modified at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company or an Affiliate for severance payments, or otherwise, except as provided in the Plan.

For purposes of the Plan, unless otherwise provided by the Committee, a transfer of employment of a Grantee between the Company and an Affiliate or among Affiliates, shall not be deemed a termination of his or her status as an Employee. The Committee may stipulate in a Grantee's Award Agreement or otherwise the conditions under which a transfer of employment to an entity that is spun-off from the Company or an Affiliate or a vendor to the Company or an Affiliate, if any, shall not be deemed to terminate his or her status as an Employee for purposes of an Award.

15.2    Participation. No Employee shall have the right to be selected to receive an Award. No Employee, having been selected to receive an Award, shall have the right to be selected to receive a future Award or (if selected to receive such a future Award) the right to receive such a future Award on terms and conditions identical or in proportion in any way to any prior Award.
15.3    Rights as a Shareholder. A Grantee shall have none of the rights of a shareholder with respect to shares of Stock covered by any Award until the Grantee becomes the record holder of such shares.

16.    WITHHOLDING TAXES
The Company or any Affiliate shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company or any Affiliate, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign (including the Grantee's FICA obligation), required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan. The Committee may provide for Grantees to satisfy withholding requirements by having the Company withhold shares of Stock or the Grantee making such other arrangements, in either case on such conditions as the Committee specifies.

17.    SUCCESSORS

Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

18.    GENERAL PROVISIONS
18.1    Investment Representations. The Committee may require each Grantee receiving shares of Stock under an Award to represent and warrant in writing that the Grantee is acquiring the shares for investment and without any present intention to sell or distribute such shares.
18.2    Employees Based Outside of the United States. Without limiting in any way the generality of the Committee's powers under this Plan, including but not limited to the power to specify any terms and conditions of an Award consistent with law, in order to comply with the laws in other countries in which the Company or an Affiliate operates or has Employees, the Committee, in its sole discretion, shall have the power and authority, notwithstanding any provision of the Plan to the contrary, to:
(a)    determine which Affiliates shall be covered by the Plan;
(b)    determine which Employees outside the United States are eligible to participate in the Plan;

(c)    modify the terms and conditions of any Award granted to an Employee outside the United States to comply with applicable foreign laws;

(d)    establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 18.2 by the Committee shall be attached to the Plan document as appendices; and

(e)    take any action, before or after an Award is made, that the Committee deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder and no Awards shall be granted that would violate the Exchange Act, the Code, any securities law, or governing statute or any other applicable law.

18.3    Unfunded Plan. Grantees shall have no right, title, or interest whatsoever in or to any investments that the Company or an Affiliate may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or an Affiliate and any Grantee, beneficiary, legal representative, or any other person. Awards shall be general, unsecured obligations of the Company, except that if an Affiliate executes an Award Agreement instead of the Company the Award shall be a general, unsecured obligation of the Affiliate and not an obligation of the Company. To the extent that any individual acquires a right to receive payments from the Company or an Affiliate, such right shall be no greater than the right of an unsecured general creditor of the Company or Affiliate, as applicable. All payments to be made hereunder shall be paid from the general funds of the Company or Affiliate, as applicable, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to ERISA.

18.4    Other Compensation and Benefit Plans. Nothing in this Plan shall be construed to limit the right of the Company or an Affiliate to establish other compensation or benefit plans, programs, policies or arrangements. Except as may be otherwise specifically stated in any other benefit plan, policy, program or arrangement, no Award shall be treated as compensation for purposes of calculating a Grantee's rights under any such other plan, policy, program or arrangement.
18.5    No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (ii) to limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.
19.    LEGAL CONSTRUCTION
19.1    Captions. The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
19.2    Other Provisions. Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.
19.3    Severability. In the event any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions of the Plan and the Award Agreement shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
19.4    Requirements of Law. The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company or an Affiliate shall receive the consideration required by law for the issuance of Awards under the Plan.
The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's or the Affiliate's counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company or Affiliate of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

19.5    Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law, rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.
19.6    Code Section 409A. The Plan and Awards granted under the Plan are not intended to be subject to Code Section 409A.
To record the adoption of the Plan, as amended and restated, by the Board, upon the recommendation of the Committee as of April 2, 2013, and approval of the Plan, as amended and restated, by the Company's shareholders as of May 29, 2013, the Company has caused its authorized officer to execute the Plan.
HOOPER HOLMES, INC.

By:    Mark Rosenblum
Title:    Senior Vice President,
General Counsel and Corporate Secretary

ANNEX B

Stock Purchase Plan (2004)
of
Hooper Holmes, Inc.
(Amended and Restated as of May 29, 2013)

Hooper Holmes, Inc., a New York corporation (the “Corporation”), sets forth herein the terms of its Stock Purchase Plan (2004), which amend and restate the Stock Purchase Plan (2004) as approved by the shareholders of the Corporation on May 20, 2003 (the “Original Plan”, and, as amended and restated, the “Plan”). The amendments made to Original Plan pursuant to this amendment and restatement, if approved by the Corporation's shareholders, shall affect only purchase rights granted on or after the effective date of January 1, 2014. Purchase rights granted prior to such date shall be governed by the terms of the Original Plan and Agreements (as defined below) as in effect prior to January 1, 2014. The terms of this Plan are not intended to affect the interpretation of the terms of the Original Plan as they existed prior to January 1, 2014.

1.	Purpose of the Plan:

The purpose of the Plan is to provide employment incentive and to encourage stock ownership by employees of the Corporation and employees of certain of its subsidiaries in order to increase their proprietary interest in the Corporation's success. The Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and to comply with the requirements of 17 CFR 240.16b-3 ("Rule 16b-3") for exemptive relief under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

2.	Administration of the Plan:

The Plan shall be administered by a committee of the Board of Directors appointed for such purpose (the "Committee"), provided that, no member of the Committee shall have (a) been granted or awarded equity securities pursuant to the Plan or any other plan of the Corporation or any of its affiliates (except as may be otherwise permitted under Rule 16b-3(c)(2)(i), or successor rule, to continue to be deemed as a disinterested person) during the one year period prior to appointment to the Committee or (b) failed to waive the right, if any, to participate in the Plan. The Committee shall have full power and authority to construe and interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. Decisions of the Committee shall be final, conclusive and binding upon all parties, including the Corporation, its shareholders and its employees.

The Committee may determine from time to time in its sole discretion, that the Corporation shall offer to enter into agreements hereunder ("Agreements") with all the eligible employees, provided, however, that it shall be under no obligation to do so.

3.	Participation in the Plan:

The individuals who shall be eligible to receive grants of purchase rights under the Plan shall be all the employees of the Corporation or of any subsidiary of the Corporation designated by the Committee as a Participating Subsidiary in the Plan, except employees who, on the date as of which purchase rights are granted under the Plan (the "Grant Date" in respect of each purchase right), have less than one year of continuous employment with the Corporation and/or a Participating Subsidiary immediately prior thereto; provided, however, that an Agreement will be entered into with an employee of a Participating Subsidiary only if such Agreement will, under the applicable provisions of the Code as then in effect, qualify for the same tax treatment as would be accorded if such employee was then an employee of the Corporation; and further provided, that no individual shall be eligible to enter into an Agreement under the Plan if immediately thereafter and after giving effect thereto, the aggregate value or voting power of all shares of stock of the Corporation and any Subsidiary (as defined below) then owned by such individ-ual, either directly or indirectly, within the meaning of the applicable sections of the Code and including all shares of stock with respect to which such individual holds purchase rights, would equal or exceed in the aggregate 5% of the total value or combined voting power of all classes of stock of any corporation in an unbroken chain of corporations beginning with the Corporation (including the Corporation), in which each corporation other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations of such chain (all corporations other than the Corporation in such chain herein called "Subsidiaries" or individually a "Subsidiary"). Notwithstanding the foregoing, no individual shall be permitted or denied participation in the plan contrary to the requirements of Section 423 (or successor section) of the Code and the regulations thereunder.

For purposes of determining whether or not an employee of the Corporation or a Participating Subsidiary has met the one year employment requirement set forth above, employment by a corporation all or substantially all of the assets of which have been acquired by the Corporation or a Participating Subsidiary or employment by a corporation which has been merged with or into the Corporation or a Participating Subsidiary shall be considered as employment by the Corporation or a Participating Subsidiary.

The subsidiaries of the Corporation which shall be Participating Subsidiaries will be designated by the Committee from time to time. The group of subsidiaries from which the Committee will designate Participating Subsidiaries shall include all subsidiaries of the Corporation as of the date of approval of this Plan by the shareholders of the Corporation, as well as corporations having become subsidiaries of the Corporation after the adoption and approval of the Plan.

4.	Stock:

The stock subject to the Agreements shall be, in the discretion of the Committee, either authorized but unissued shares of the common stock of the Corporation ("Common Stock”) or shares of Common Stock held in the treasury of the Corporation or any Subsidiary, including shares purchased in the open market or otherwise. Subject to adjustment in accordance with the provisions of Section 6(i) hereof, the total number of shares of Common Stock which may be sold under the Plan shall not exceed in the aggregate 2,000,000 shares.

In the event that any Agreement for any reason expires or is terminated and the shares of Common Stock which are the subject thereof are not purchased, such unpurchased shares of Common Stock may again be subject to Agreements.

5.	Number of Shares Which an Employee May Purchase:

From time to time, the Committee shall announce an offering of Common Stock pursuant to the Plan and the terms and conditions under which eligible employees may enter into Agreements for the purchase of the Common Stock so offered. Each Agreement shall provide that an employee may elect to purchase pursuant to the terms of the Agreement a number of shares of Common Stock determined by the Committee but in no event greater than the number of shares of Common Stock with a fair market value (determined as provided in Section 6(b)) on the Grant Date, equal to 10% of the employee's aggregate compensation, as reported for such employee on form W-2 for the previous calendar year by the Corporation, the Participating Subsidiaries or any corporation, the employment by which pursuant to Section 3 hereof, will be considered to be employment by the Corporation or a Participating Subsidiary. In the event employees enter into Agreements to purchase more than the maximum number of shares to be offered, the number of shares subject to the Agreements shall be reduced proportionately.

Notwithstanding the foregoing provisions of the Plan no individual may elect to purchase under Agreements in any single calendar year, a number of shares of Common Stock which, together with all other shares in the Corporation and Subsidiaries which the employee may be entitled to purchase in such year pursuant to an Agreement and under any other employee stock purchase plan, as defined in Section 423 of the Code, has an aggregate fair mar-ket value (measured in each case on the Grant Date) in excess of $15,000.

6.	Terms and Conditions of Agreements:

(a)General:

The Agreements shall be in such form as the Committee shall from time to time approve, and shall contain such terms and conditions as the Committee shall proscribe not inconsistent with the Plan.

(b)Purchase Price:

The purchase price per share shall be 95% of the fair market value of a share of Common Stock based on the closing price as reported on the NYSE MKT on the Grant Date.

(c)Payment of Purchase Price:

Each Agreement shall prescribe the method or methods pursuant to which the purchase price of shares shall be paid by the employee. Funds received or held by the Corporation or any Participating Subsidiary shall be deposit-ed into a segregated custodial account controlled by the Corporation. Upon final payment of the purchase price, or upon termination of an employee's Agreement, interest will be paid to the employee on his payments under the Plan. Interest so paid will be in an amount equal to the pro rata amount that the Corporation realizes by investing and rein-vesting all of the deposits in the custodial account in short term interest bearing accounts, certificates of deposit, U.S. government securities, money market funds, or other similar investments; provided, however, that the Corporation shall not be liable for the failure to maximize the yield on any such investment.
(d)Term of Agreements:

Each Agreement shall be dated as of the Grant Date and shall have a stated term of 13 months from such date.

(e)Date on which Shares Must be Purchased:

Each Agreement shall provide that, subject to earlier termination pursuant to Section 6(g) hereof, any shares to be purchased thereunder must be purchased on the last day (hereinafter called the "Purchase Date”) of the stated term of the Agreement.

(f)Employee's Purchase Directions:

Each Agreement shall provide that the employee on the Purchase Date shall purchase all of the shares cov-ered by such Agreement unless the employee shall, to the extent and in the manner permitted by the Agreement, notify the Secretary of the Corporation, or such other persons specified in the Agreement, that the employee does not desire to purchase such shares.

(g)Termination by Employee of his Agreement:

An employee who has entered into an Agreement may, to the extent permitted by the Agreement, terminate the employee's Agreement in its entirety by written notice of such termination delivered in the manner and within the time period set forth in the Agreement to the Secretary of the Corporation, or to such other person or persons as may be specified in the employee's Agreement. Any such termination shall be deemed to occur and be effective as of the date the employee tenders written notice thereof to the Secretary of the Corporation. If there are any funds, including interest (determined in accordance with Section 6(c) hereof), then on deposit pursuant to the Agreement, such funds shall be paid to the employee.

(h)Termination of Employment and Change in Control:

Each Agreement shall specify the applicable rules in respect of the effect of the death, retirement or other termination of employment of the employee and the effect, if any, of a change in control of the Corporation.

(i)Adjustments:

In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable and consistent with the requirements of the New York Business Corporation Law, Section 423 of the Code and Rule 16b--3 (or any successor law, section or rule, thereof), adjust any or all of (1) the number and kind of shares which thereafter may be made the subject of Agreements under the Plan, (2) the number and kind of shares subject to outstanding Agreements and (3) the purchase price with respect to any of the foregoing and/or, if deemed appropriate, make provision for a cash payment to a person who has an outstanding Agreement provided, however, that the number of shares subject to any Agreement shall always be a whole number.

(j)Assignability:

No rights hereunder shall be assignable or transferable except by will or by the laws of descent and distrib-ution. During the lifetime of an employee who is a party to an Agreement, the shares which are covered by such Agreement may be purchased only by the employee.

(k)Employee's Agreement:

If, at the time of the execution of an Agreement for the purchase of shares under the Plan, in the opinion of counsel for the Corporation, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the employee purchasing such shares shall agree that such employee will purchase such shares for investment and not with any present intention to resell the same, the employee will, upon the request of the Corporation, execute and deliver to the Corporation an agreement to such effect. The Corporation may also require that a legend setting forth such investment intention be stamped or otherwise written on the certificates for shares purchased pursuant to the Plan.

(l)Rights as a Shareholder:

An employee who is a party to an Agreement shall have no rights as a shareholder with respect to shares covered by such Agreement until the date of the issuance of the shares to the employee. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

7.	Term of Plan:
The Plan shall be subject to approval by the shareholders in accordance with the New York Business Corporation Law, Section 423 of the Code, and any agreements entered into prior to such approval shall terminate immediately prior to the Purchase Date if such approval has not yet been attained. The Plan, if approved by the shareholders, shall have an effective date of January 1, 2014. Until such time, the Original Plan shall remain in full force and effect. No Agreement shall be entered into after December 31, 2023.

8.	Amendments:
The Board of Directors may from time to time alter, amend, suspend, or terminate the Plan or alter, amend, suspend or terminate any and all Agreements; provided however, that no such action of the Board of Directors may, without the approval of the shareholders, make any amendment for which shareholder approval is necessary to comply with any tax or regulatory requirement, including for this purpose any approval requirement which is a prereq-uisite for exemptive relief under Section 16(b) of the Securities Exchange Act.

9.	Application of Funds:
The proceeds received by the Corporation from the sale of Common Stock pursuant to an Agreement shall be used for general corporate purposes.

10.	No Obligation to Purchase Shares:
Entering into an Agreement shall impose no obligation upon an employee to purchase any shares covered by such Agreement, except as expressly set forth in the Agreement.

11.	Automatic Termination:
Except as otherwise determined by the Committee, each Agreement will automatically terminate if on the last business day before the Purchase Date the closing price for Common Stock as reported on the NYSE MKT is 10% or more below the purchase price.

12.	Governing Law:
This Plan and all Agreements shall be construed in accordance with and governed by the law of the State of New York, without giving effect to any conflict of laws rule or principle that might require the application of the law of another jurisdiction.

Stock Purchase Agreement
pursuant to
Stock Purchase Plan (2004)
of
Hooper Holmes, Inc.
(Amended and Restated as of May 29, 2013)

AGREEMENT, dated as of the [insert date], between Hooper Holmes, Inc. (hereinafter called the "Corporation") and______________________________________
(Please Print Full Name)
whose Social Security Number is__________________(hereinafter called the "Participant").

WHEREAS, the Corporation has adopted its Employee Stock Purchase Plan (2004) (as amended and restated, hereinafter called the "Plan") to provide employment incentive and to encourage stock ownership by employees of the Corporation and employees of certain of its subsidiaries to increase their proprietary interest in the Corporation's success; and

WHEREAS, the Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended, and to comply with the requirements of 17 CFR 240.16b-3 for exemption relief under Section 16(b) of the Securities Exchange Act of 1934, as amended; and

WHEREAS, Participant, having not less than one year of continuous employment with the Corporation or a "Participating Subsidiary" of the Corporation (as that term is defined in the Plan) immediately prior to the date hereof, is now eligible to participate in the Plan, and the Corporation desires to afford Participant the opportunity to acquire or enlarge Participant's stock ownership in the Corporation so that Participant may have a direct proprietary interest in the Corporation's success.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Subject to the terms and conditions set forth herein, the Corporation grants to Participant the right to purchase from the Corporation on [insert date] (hereinafter called the "Purchase Date"), at a price of [insert price] per share, up to but not exceeding in the aggregate the number of shares of the Corporation's Common Stock designated on the last page hereof as the number of shares Participant has elected to have covered by this Agreement, which right may be exercised in whole or in part, as hereinafter set forth.

2. Subject to the provisions of Section 3(b) hereof, Participant's employer, who is identified on the last page hereof (and who, if different from the Corporation, is hereinafter called the "Participating Subsidiary"), is hereby authorized during the period commencing on or about the date hereof and ending on the Purchase Date, to deduct from Participant's compensation on each payment date thereof substantially equal amounts which in the aggregate will be sufficient, exclusive of any interest earned thereon during such period, to accumulate the aggregate purchase price of all the shares covered by this Agreement. Participant hereby authorizes the Corporation or such Participating Subsidiary or both, as the Corporation may decide, to act as custodian of, and to commingle all withheld amounts of all participants in the plan in a single interest bearing securities or commercial bank account (the "Custodial Account") to be opened by the Corporation, as custodian. Participant agrees that participant shall have no right to request the withdrawal by the Corporation and the payment to Participant of Participant's share of the funds accumulated in the Custodial Account, or of the interest accumulated thereon, except as provided in this Agreement.

3.Participant's rights under this Agreement may be exercised as follows:

(a)Unless Participant shall notify the Secretary of the Corporation that Participant does not desire to purchase some or all of the shares covered by this Agreement by delivering a written notice thereof to the Secretary of the Corporation (or the Plan Coordinator for Participant's employer who is designated by the Secretary and specified on the last page of this Agreement) at least one business day prior to the Purchase Date, Participant shall be deemed to have elected to exercise Participant's right under this Agreement to purchase on the Purchase Date all of the shares then covered by this Agreement and shall be deemed to have directed the Corporation to withdraw and apply to the purchase price of such shares Participant's share of the funds, not including interest, accumulated in the Custodial Account. If such funds are less than such purchase price, Participant, in order to purchase all of such shares, will be required to furnish, and agrees to furnish, the Secretary of the Corporation or the Plan Coordinator on or prior to the Purchase Date with cash or a cashier's check payable to Hooper Holmes, Inc. for the amount of such purchase price not covered by such funds. If such additional funds are not so furnished, Participant will be entitled to purchase, and will be deemed to have elected to purchase, only the whole number of shares the purchase price of which is covered by Participant's share of the funds, not including interest, accumulated in the Custodial Account. Upon any purchase pursuant to this subsection (a) all rights to purchase shares under this Agreement shall terminate in their entirety.

(b)On the termination of all rights to purchase shares under this Agreement pursuant to the terms hereof, the Corporation shall withdraw the excess, if any, of Participant's share of the funds, including interest, then accumulated in the Custodial Account and pay the same to Participant within twenty (20) business days after such termination.

4.Participant may at any time on or prior to the Purchase Date terminate this Agreement in its entirety by written notice of such termination delivered to the Secretary of the Corporation or the Plan Coordinator at least one business day prior to the Purchase Date.

5.The Corporation shall deliver to Participant a certificate or certificates representing the number of purchased shares upon the exercise by Participant of the right to purchase shares hereunder. The Corporation shall deliver to Participant such certificate or certificates within a reasonable time after such exercise. All certificates representing shares purchased by Participant hereunder shall be registered in the name of Participant and, unless the Secretary of the Corporation or the Plan Coordinator is instructed in writing by Participant to the contrary, shall be forwarded to Participant at the address as shown on the records of Participant's employer.

6.This Agreement and the rights hereby granted to Participant under this Agreement shall terminate and be of no force or effect upon the happening of any of the following events:

(a)    Termination of Participant's employment with the Corporation or a Participating Subsidiary, except in case of death or retirement with the consent of the Participant's employer;

(b)    Participant's retirement with the consent of the Participant's employer unless the date is within 30 days prior to the Purchase Date; or

(c)Participant's death while in the employment of the Corporation or a Participating Subsidiary unless the date of death is within 60 days prior to the Purchase Date.

Retirement by Participant at normal retirement date in accordance with the provisions of a retirement plan of the Corporation or a Participating Subsidiary under which Participant is then covered shall be deemed to be a retirement with the consent of Participant's employer for the purposes of this Agreement. The Executive Compensation Committee (the "Committee") shall have absolute and uncontrolled discretion to determine whether any other termination of Participant's employment (either at an optional retirement date in accordance with the provisions of such retirement plan or otherwise) is to be considered as retirement with the consent of the Participant's employ-er for the purpose of this Agreement and whether an authorized leave of absence or absence on military or government service or otherwise shall constitute a termination of employment for the purposes of this Agreement. Notwithstanding the foregoing, any employee who incurs a military leave of absence within the meaning of the Uniformed Services Employment and Reemployment Rights Act of 1994 shall not be considered to have terminated employment. Any determina-tion made by the Committee with respect to any matter referred to in this Section 6 shall be final and conclusive on all persons affected thereby. Employment by the Corporation or a Participating Subsidiary shall be deemed to be continuous and not to terminate during any uninterrupted period in which Participant is an employee of the Corporation or a Participating Subsidiary but only if and so long, in the case of employment by such a Participating Subsidiary as such employment will, under the provisions of the Internal Revenue Code as then in effect, qualify the rights here-by granted for the same tax treatment as would be accorded if Participant were an employee of the Corporation.

Notwithstanding anything else contained in this Agreement, the rights to purchase shares hereunder shall automatically terminate if on the last business day before the Purchase Date the closing price for the shares to be purchased hereunder as reported on the NYSE MKT is 10% or more below the purchase price of such shares.

7.The rights granted hereby are not transferable by Participant except by will or pursuant to the laws of descent and distribution and such rights are exercisable during Participant's lifetime only by Participant. To the maximum extent permitted by law, no assignment or transfer of such rights, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution, shall vest in the assignee or transferee any interest or right therein whatsoever. The rights granted hereunder shall terminate immediately upon any attempt to assign or transfer the rights granted hereby in violation of this Agreement and such assignments shall have no force or effect.

8.Whenever the word "Participant" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the estate, personal representative, or beneficiary to whom the rights granted hereby may be transferred by will or by the laws of descent and distribution, it shall be deemed to include such persons.

9.Participant shall not be deemed for any purpose to be a shareholder of the Corporation with respect to any shares as to which the rights granted hereby to purchase shares shall not have been exercised and for which payment has not been made as herein provided.

10.The existence of the rights granted hereby shall not affect in any way the right or power of the Corporation or a Participating Subsidiary to terminate the employment of Participant or the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stocks, ahead of or convertible into, or otherwise affecting, the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

11.In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (a) the number and kind of shares which are the subject of this Agreement and (b) the purchase price of such shares under the Agreement and/or, if deemed appropriate, make provision for a cash payment, provided, however, that the number of shares subject to this Agreement shall always be a whole number.

12.Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the delivery of shares to Participant, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Corporation or Participant to take any action in connection with the shares then to be issued, the delivery of such shares shall be deferred until such action shall have been taken.

13.Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be determined by the Committee in its absolute and uncontrolled discretion, and any such determination or any other determination by the Committee under or pursuant to this Agreement shall be final, binding and conclusive on all persons affected thereby.

14.The Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement from time to time in any manner for the purpose of promoting the objectives of the Plan, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such persons. The Corporation shall give written notice to Participant of any such alteration or amendment of this Agreement by the Committee as promptly as practicable after the adoption thereof. The forego-ing shall not restrict the ability of Participant and the Corporation by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.

15.In the event that all of the participants under the Plan elect to purchase a number of shares which in the aggregate exceeds the maximum number of shares that are then being offered pursuant to the Plan, the number of shares to be purchased by the Participant pursuant to this Agreement shall be proportionally reduced. The Committee shall cause written notice of any such pro rata reduction of shares to be purchased under this Agreement to be given to the Participant as soon as practicable after the reduction has been made.

16.Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, addressed as follows: to the Corporation at 170 Mt. Airy Road, Basking Ridge, NJ 07920 to the attention of the Secretary, or the Plan Coordinator at the address set forth at the end of this Agreement or at such other addresses as the Corporation, by notice to Participant, may designate in writing from time to time; and to Participant, at Participant's address as shown on the records of Participant's employer or the Corporation, or at such other address as Participant, by notice to the Secretary of the Corporation, may designate in writing from time to time. Unless otherwise determined by the Committee, the date of mailing as evidenced by the postmark on any notice mailed in accordance herewith shall be deemed the date that such notice was given.

17.This Agreement shall be construed in accordance with and governed by the law of the State of New York without giving effect to any conflict of laws rule or principle that might require the application of the laws of another jurisdiction.

18.This Agreement is in every respect subject to all provisions of the Plan.

19.The Corporation may make such provisions as it deems appropriate for the withholding of any taxes it determines are due in connection with the Agreement. In the event that the Participant makes a disposition of any shares acquired pursuant to this Agreement within two years from the date of this Agreement or within one year after the date of transfer of the shares to Participant, Participant shall within ten days after disposition notify the Corporation of such disposition.

[Signature page follows]

Number of Shares Participant elects to have covered by this Agreement:___________ Shares

Participant's Employer:    Hooper Holmes, Inc.

Plan Coordinator for Participant's Employer:

HOOPER HOLMES, INC.

By:___________________________

PARTICIPANT:
____________________________
(Participant's Signature)

Summary
of
Employee Stock Purchase Plan (2004)
of
Hooper Holmes, Inc.
(Amended and Restated as of May 29, 2013)

The Stock Purchase Plan (as amended and restated, the "Plan") was adopted as an employment incentive and to encourage voluntary stock ownership by employees of Hooper Holmes, Inc. (the "Corporation") and certain of its subsidiaries in order to increase their proprietary interest in the Corporation's success. The Plan has been designed to provide certain tax benefits under Section 423 of the Internal Revenue Code to those employees who participate. These benefits are discussed below.

Under the Plan, the Corporation may periodically offer to enter into agreements with eligible employees for the purchase of shares of the Corporation's Common Stock. A designated committee of the board of directors (the "Committee") determines the dates on which the Corporation may enter into these Purchase Agreements. The Committee has determined to offer to enter into such Purchase Agreements as of [insert date] (the "Current Date"). Each Purchase Agreement gives the participant the right to buy, at the stated price, all or some of the shares covered by the Purchase Agreement on the Purchase Date ([insert date]).

The principal features of the Plan are outlined in the following questions and answers:

1.    Who is eligible to participate in the Plan?

You are eligible to participate in the Plan if, immediately prior to [insert date] (i.e., the Grant Date), (i) you are an employee of the Corporation or one of its designated subsidiaries and (ii) you had at least one year of continuous service, as described in the Plan.

2.    How do I participate in the Plan?

If you desire to participate in the Plan, you must deliver a signed Purchase Agreement (form 5924) to the Secretary of the Corporation or the plan Coordinator for your Company postmarked no later than [insert date]. Faxed copies will not be accepted.

3.    How many shares of stock may I purchase?

Your compensation (as determined in accordance with the Plan) for the previous calendar year is the base for determining the maximum number of shares you may elect to purchase. We have divided 10% of your eligible compensation for that year by the Purchase Price per share, to arrive at the maximum number of full shares you may elect to purchase. You may elect to purchase fewer than the maximum number for which you are eligible. The total number of shares that is currently being offered to all employees is limited by the terms of the Plan. Should employees elect to purchase more than the maximum number of shares that is currently being offered under the Plan, the elected number of shares of all employees will be reduced pro rata.

4.    What is the Purchase Price?

The Purchase Price will be 95% of the closing price for a share as reported on the NYSE MKT on the Grant Date, [insert date].

5.    How do I pay for the shares I elect to purchase?

The Purchase Agreement provides that payment is to be made by payroll deductions during the thirteen-month period ending with the Purchase Date. Enclosed is a form which authorizes payroll deductions sufficient to accumulate the total price of the shares by the Purchase Date.

6.    What happens to the money deducted from my pay?

The money deducted from your pay will be deposited in a custodial account. The account will be invested in short term interest bearing accounts, certificates of deposit, U.S. government securities, money market funds or other similar investments. The interest rate on these investments will vary from time to time and the Corporation is not liable if it fails to maximize the yield on these investments.

7.    Can I purchase some or all of the shares before the Purchase Date?

No, you may purchase up to your elected number of shares only on the Purchase Date as covered by the Purchase Agreement and only if the Purchase Agreement has not previously been terminated.

8.    Can I purchase more shares than I elected on my Purchase Agreement?

No, you may purchase only up to the number of shares elected on your Purchase Agreement. This holds true even if you elected on your Purchase Agreement to purchase less than the maximum number of shares for which you were eligible.

9.    Can I reduce the number of shares elected on my Purchase Agreement?

No, you may not reduce the number of shares once you have signed the Purchase Agreement. However, you need not purchase all of the shares for which you have elected if you give written notice at least one business day before the Purchase Date to the Secretary of the Corporation (or the Plan Coordinator for your Company designated by the Secretary) of your intent to purchase less than all of the shares elected on your Purchase Agreement.

10.    Can I change my mind and terminate my Purchase Agreement?

Yes, you may at any time prior to the Purchase Date terminate your Purchase Agreement by giving, as provided for in the Purchase Agreement, sufficient written notice of termination to the Secretary of the Corporation or the Plan Coordinator for your Company. Your funds, including your share of interest, in the Custodial Account will be refunded to you within twenty business days after termination of your Purchase Agreement.

If you fail to give sufficient written notice before the Purchase Date, as provided for in your Purchase Agreement, that you intend to purchase less than all of the shares covered by your Purchase Agreement, such failure will be considered as your election to purchase on the Purchase Date all of the shares covered by your Purchase Agreement.

However, each Purchase Agreement will automatically terminate if on the last business day before the Purchase Date the closing price for the shares to be purchased as reported on the NYSE MKT is 10% or more below the Purchase Price.

11.	What happens if I resign or my employment is terminated before the Purchase Date?

Your Purchase Agreement terminates automatically, and your funds, including your share of interest, in the Custodial Account will be refunded to you within twenty business days after your resignation or termination of employment.

12.    What happens if I retire before the Purchase Date?

If your retirement is with the consent of the Corporation, as defined in the Purchase Agreement and is no more than thirty days prior to the Purchase Date, you may purchase on the Purchase Date such shares that have been paid for.

13.    What happens if I die before the Purchase Date?

If death occurs during active service and within 60 days prior to the Purchase Date, your estate, personal representative or beneficiary may purchase on the purchase Date such shares that have been paid for.

14.    Can I assign my rights under the Purchase Agreement?

Your rights under the Purchase Agreement cannot be assigned or transferred except by will or by the law of descent and distribution. During your lifetime, only you may purchase the shares covered by the Purchase Agreement.

15.    Do I receive dividends on the shares covered by my Purchase Agreement?

You do not become a shareholder until the shares are issued to you. Thus, you will receive only those dividends for which the record date for payment is on or after the date the shares are issued to you,

16.    How soon after I have ownership of shares can I sell them?

You may sell your shares at any time. As with any investment decision, however, it may be advisable to consult with your tax or legal counsel before selling any shares since the amount of tax to which you may be subject may vary depending on how long you have owned your shares.

17.	Will I have to recognize, for income tax purposes, any income upon my entering into a Purchase Agreement or upon the issuance to me of the shares which I have purchased?

Because the Plan has been designed to comply with the requirements of Section 423 of the Internal Revenue Code, you will not recognize any income upon your entering into a Purchase Agreement or upon the later issuance of the purchased shares to you. However, you may be subject to tax upon your later disposition of the purchased shares and it may be advisable to consult with your tax or legal counsel before selling any shares.

18.    Are there any notification provisions regarding my selling the shares I purchased?

Yes, if you should sell any such shares within one year after they are issued to you or within two years from the Grant Date, the Secretary of the Corporation or the Plan Coordinator for your Company must be notified within ten days, as provided for in the Purchase Agreement.

19.    Can the Plan be amended?

The board of directors of the Corporation may from time to time alter, amend, suspend or discontinue the Plan or alter or amend the Purchase Agreements granted under the Plan. However, certain changes require the approval of the shareholders.

HOOPER HOLMES, INC.
170 MT. AIRY RD.
BASKING RIDGE, NJ 07920

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Ronald V. Aprahamian 02 Larry Ferguson 03 Gus D. Halas 04 Henry E. Dubois 05 Dr. Elaine L. Rigolosi
06 Thomas A. Watford

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2 Approve an amendment and restatement of the Hooper Holmes, Inc. 2011 Omnibus Employee Incentive Plan.	☐	☐	☐
3 Approve an amendment and restatement of the Hooper Holmes, Inc. Employee Stock Purchase Plan.	☐	☐	☐
4 Consider an advisory vote on the approval of the compensation or our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
5 Consider an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000175783_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

HOOPER HOLMES, INC.
170 MT. AIRY ROAD
BASKING RIDGE, NJ 07920
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Henry E. Dubois (Pres. and CEO) and Michael J. Shea (SVP and CFO), or either of them, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Hooper Holmes, Inc. standing in the name of the undersigned at the close of business on April 2nd, 2013, at the Annual Meeting of Shareholders to be held on May 29th, 2013 at 10:00 a.m. CDT at the Hilton Garden Inn, 12080 South Strang Line Road, Olathe, Kansas 66062, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED *FOR* THE ELECTION OF ALL NOMINEES, *FOR* PROPOSALS 2, 3, 4 AND 6 AND FOR 3 YEARS ON PROPOSAL 5. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED APRIL 19, 2013 IS UNABLE TO SERVE OR WILL NOT SERVE.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000175783_2 R1.0.0.51160